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                         SECURITIES PURCHASE AGREEMENT,

                                   dated as of

                               November 25, 1998,

                                      among

                                UNIDIGITAL INC.,

                           THE GUARANTORS PARTY HERETO

                                       and

                           THE PURCHASER PARTY HERETO.




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

                          SECURITIES PURCHASE AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE 1.
                                   DEFINITIONS

Section 1.01.  Definitions.....................................................1
Section 1.02.  Accounting Terms and Determinations............................14

                                   ARTICLE 2.
              PURCHASE AND SALE OF SECURITIES; TERMS OF SECURITIES

Section 2.01.  Commitment to Purchase.........................................14
Section 2.02.  Takedown Procedures............................................15
Section 2.03.  Fees...........................................................15
Section 2.04.  Mandatory Termination of Commitment............................15
Section 2.05.  Interest.......................................................16
Section 2.06.  Maturity of Notes; Prepayment of Notes; Change of Control......17
Section 2.07.  Taxes..........................................................19

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Corporate Existence and Power..................................21
Section 3.02.  Authorization, Execution and Enforceability....................21
Section 3.03.  Governmental Authorization.....................................22
Section 3.04.  Contravention..................................................22
Section 3.05.  Financial Information..........................................23
Section 3.06.  Litigation.....................................................23
Section 3.07.  Environmental Matters..........................................24
Section 3.08.  Taxes..........................................................25
Section 3.09.  Subsidiaries...................................................25
Section 3.10.  Governmental Regulations.......................................25
Section 3.11.  Full Disclosure................................................25
Section 3.12.  Capitalization.................................................25
Section 3.13.  Solicitation...................................................26
Section 3.14.  Non-fungibility................................................26
Section 3.15.  Permits........................................................26

Section 3.16.  Representations in Other Financing Documents and in Acquisition
                 Agreement and Related Documents..............................26
Section 3.17.  No Undisclosed Liabilities.....................................27
Section 3.18.  ERISA Matters..................................................27

                                   ARTICLE 4.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 4.01.  Purchase for Investment; Authority; Binding Agreement..........27

                                   ARTICLE 5.
                        CONDITIONS PRECEDENT TO PURCHASE

Section 5.01.  Conditions to Purchaser's Obligation to Purchase the Notes.....28

                                   ARTICLE 6.
                                    COVENANTS

Section 6.01.  Information....................................................31
Section 6.02.  Payment of Obligations.........................................32
Section 6.03.  Insurance......................................................32
Section 6.04.  Conduct of Business and Maintenance of Existence...............32
Section 6.05.  Compliance with Laws...........................................33
Section 6.06.  Inspection of Property, Books and Records......................33
Section 6.07.  Investment Company Act.........................................34
Section 6.08.  Limitation on Debt.............................................34
Section 6.10.  Investments....................................................36
Section 6.11.  Negative Pledge................................................36
Section 6.12.  Transactions with Affiliates...................................37
Section 6.13.  Use of Proceeds................................................37
Section 6.14.  Restrictions on Certain Amendments.............................37
Section 6.15.  Permanent Financing............................................37
Section 6.16.  Additional Subsidiary Guarantees...............................38
Section 6.17.  Limitation on Sales of Assets and Subsidiary Stock.............38
Section 6.18.  Sale and Leaseback Transactions................................39
Section 6.19.  Business Activities............................................39

                                   ARTICLE 7.
                                EVENTS OF DEFAULT

Section 7.01.  Events of Default Defined; Acceleration of Maturity; Waiver of
                Default.......................................................39

                                   ARTICLE 8.
                            LIMITATION ON TRANSFERS

Section 8.01.  Restrictions on Transfer.......................................41
Section 8.02.  Restrictive Legends............................................41
Section 8.03.  Notice of Proposed Transfers...................................42

                                   ARTICLE 9.
                                  SUBORDINATION

Section 9.01.  Notes Subordinated to Senior Debt..............................43
Section 9.02.  No Payment on Notes in Certain Circumstances...................43
Section 9.03.  Notes Subordinated to Prior Payment of all Senior Debt on
                Dissolution, Liquidation or Reorganization....................44
Section 9.04.  Holders to be Subrogated to Rights of Holders of Senior Debt...45
Section 9.05.  Obligations of the Company Unconditional.......................46
Section 9.06.  Subordination Rights not Impaired by Acts or Omissions of the
                Company or Holders of Senior Debt.............................46
Section 9.07.  Not to Prevent Events of Default...............................46
Section 9.08.  Miscellaneous..................................................46

                                  ARTICLE 10.
                                   GUARANTEES

Section 10.01.  Guarantees....................................................47
Section 10.02.  Subordination of Guarantees...................................49
Section 10.03.  Limitation on Guarantor Liability.............................49
Section 10.04.  Consolidation or Merger of Guarantors.........................49

                                  ARTICLE 11.
                                  MISCELLANEOUS

Section 11.01  Notices........................................................49
Section 11.02.  No Waivers; Amendments........................................50
Section 11.03.  Indemnification...............................................50
Section 11.04.  Expenses......................................................52
Section 11.05.  Payment.......................................................53
Section 11.06.  Confidentiality...............................................53

Section 11.07.  Successors and Assigns........................................53
Section 11.08.  Brokers.......................................................53
Section 11.09.  New York Law; Submission to Jurisdiction; Waiver of Jury
                 Trial........................................................53
Section 11.10.  Severability..................................................54
Section 11.11.  Counterparts..................................................54
Section 11.12.  Survival......................................................54


                                    SCHEDULES
                                    ---------

Schedule 3.05(c)        Material Adverse Change

Schedule 3.06           Litigation

Schedule 3.07           Environmental Matters

Schedule 3.09           Subsidiaries

Schedule 3.12           Capitalization of the Company

Schedule 6.08(a)        Ongoing Debt

Schedule 6.08(i)        Long-Term Debt of Foreign Subsidiaries

Schedule 6.08(j)        Short-Term Debt of Foreign Subsidiaries

Schedule 6.10           Investments

Schedule 6.11           Liens


                                    EXHIBITS
                                    --------

Exhibit A               Form of Note

Exhibit B               Form of Warrant Agreement

Exhibit C               Form of Registration Rights Agreement

                          SECURITIES PURCHASE AGREEMENT

     AGREEMENT dated as of November 25, 1998 among Unidigital Inc., the Guarantors listed on the signature pages hereto and the Purchaser.

     The parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

     Section 1.01. DEFINITIONS. The following terms, as used herein, have the following meanings:

     "Acquired Business" means, with respect to any Permitted Acquisition, the Person, the common stock or other ownership interest which is acquired in such Permitted Acquisition, or the business unit, division or subdivision the assets of which are acquired in such Permitted Acquisition, as the case may be.

     "Acquisition Agreement" means the Agreement for Purchase and Sale of Stock of SuperGraphics Holding Company, Inc., dated as of November 16, 1998, among SuperGraphics, SuperGraphics Corporation, the stockholders of SuperGraphics identified as the sellers therein and the Company, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Adjusted EBITDA" means, for any period, the Consolidated EBITDA of the Company for such period plus, for each Permitted Acquisition consummated (or proposed to be consummated during such period), the Consolidated EBITDA of the Acquired Business in respect of such Permitted Acquisition for such period, calculated on a pro forma basis without duplication, as if such Permitted Acquisition had occurred on the first day of such period (and for purposes of this definition, "Consolidated EBITDA of the Acquired Business" shall mean the sum of (a) Consolidated Net Income for such period (substituting such Acquired Business for the Company), (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Net Income, (c) other amounts deducted in such period in respect of non-cash expenses in accordance with U.S. GAAP, (d) non-capitalized transaction costs deducted in such period in connection with such Permitted Acquisition, (e) the amount of any aggregate net loss (or minus the amount of any gain) during such periods arising from the sale, exchange or other disposition of capital assets, (f) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by such Acquired Business or the retention of executives, officers or employees by such Acquired Business and (g) other non-recurring, non-operating expenses as shall have been approved by the Majority Holders as exclusions from the determination of Adjusted EBITDA;

provided  that  Adjusted  EBITDA  shall in any event  exclude  the amount of any
--------
non-cash income recognized during any period for which Consolidated EBITDA is determined; provided further that for purposes of computing Consolidated EBITDA
             -------- -------
of the Acquired Business, there shall be added thereto the amount by which the compensation (whether in the form of salary, bonus, dividend or other distribution) paid to the principal owner(s) and/or manager(s) of the Acquired Business prior to such Permitted Acquisition will be reduced, following such Permitted Acquisition, as set forth in a certificate of the Company reasonably acceptable to the Majority Holders.

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person (including, with its correlative meanings, "controlled by" and "under common control with") means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Agreement" means this Agreement, as amended from time to time in accordance with its terms.

     "Annual Budget" has the meaning set forth in Section 6.01(d).

     "Applicable Premium" means, with respect to the principal amount of any Note (other than any PIK Note) on any date of prepayment with respect thereto pursuant to Section 2.06(b), an amount equal to the applicable percentage of such principal amount so prepaid, as in effect for the applicable period set forth below opposite such applicable percentage:

            Applicable
            Percentage    Applicable Period
            ----------    -----------------

            5.00%         At all times on or prior to November 30, 1999

            4.00% At all times on or prior to November 30, 2000 but after November 30, 1999

            3.00% At all times on or prior to November 30, 2001 but after November 30, 2000

            2.00% At all times on or prior to November 30, 2002 but after November 30, 2001

            1.00% At all times on or prior to November 30, 2003 but after November 30, 2002

            0.00%         At all times after November 30, 2003.

     "Base Financial Statements" has the meaning set forth in Section 3.05(a).

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to close.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Financing Lease.

     "Capital  Stock" means (a) in the case of a corporation,  corporate  stock,
(b) in the case of any association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) in the nature of corporate stock, (c) in the case of a partnership or limited liability company, any and all partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of the issuing Person.

     "Cash Equivalents" means (a) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within six months after the day of acquisition, (e) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds registered pursuant to the Investment Company Act of 1940, as amended, which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "Change of Control" means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange
Act), (b) the adoption of a plan relating to the liquidation or dissolution of the Company, (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the

"beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 25% of the Voting Stock of the Company (measured by voting power rather than number of shares), (d) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors or (e) the failure of William E. Dye to own, at any time prior to the date that is 180 days following the Issuance Date, free and clear of all Liens or other encumbrances, at least 991,721 shares of Common Stock of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any regulation promulgated thereunder.

     "Commission" means the Securities and Exchange Commission.

     "Commitment" means the obligation of the Purchaser to purchase Notes hereunder in an aggregate principal amount of $10,000,000.

     "Common Stock" means the authorized common stock, par value $.01 per share, of the Company.

     "Company" means Unidigital Inc., a Delaware corporation.

     "Competitor" means another Person having as its principal business the Permitted Business as engaged in by the Company and its Subsidiaries as of the date hereof.

     "Consolidated EBITDA" means, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with U.S. GAAP), for such period of (a) Consolidated Net Income for such period, (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Net Income, (c) amounts deducted in such period in respect of non-cash expenses in accordance with U.S. GAAP, (d) non-capitalized transaction costs deducted in such period in connection with the Kwik Acquisition, the Mega Art Acquisition, the Hy Zazula Acquisition and the SuperGraphics Acquisition and any Permitted Acquisitions and the financings relating thereto, (e) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets, and (f) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Company or its Subsidiaries or the retention of executives, officers or employees by the Company or its Subsidiaries, including (but without duplication) any Person that has become a Subsidiary during such specified period, on a pro forma basis as if such
                                                   ---  -----
acquisition had occurred on the first day of such period plus other non-recurring, non-operating expenses as shall have been approved by the Majority Holders as exclusions from the determination of Consolidated EBITDA; provided, that Consolidated EBITDA shall in any event
--------
exclude, from and after the Issuance Date, (x) the effect of any write-up of the assets of Kwik, Mega Art, Hy Zazula, SuperGraphics or SuperGraphics Corporation or any other assets acquired in any Permitted Acquisitions and (y) the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined.

     "Consolidated Fixed Charges" means, for any period, the sum of (a) the amounts deducted for the cash portion of Consolidated Interest Expense in determining Consolidated Net Income for such period, (b) the amount of scheduled payments of principal of Debt during such period, (c) all amounts of capital expenditures made during such period (other than capital expenditures in respect of Financing Leases to the extent the same are included in clause (a) or (b) of this definition), and (d) the amount of cash income taxes paid during such period.

     "Consolidated Funded Debt" means, as of any date, the sum of all aggregate indebtedness of the Company and its Subsidiaries of the types set forth in clauses (a), (b), (c), (d), (e) and (g) of Debt, determined on a consolidated basis in accordance with U.S. GAAP, including, in any event, the Term Loans, the Acquisition Loans, Revolving Credit Loans (as each such term is defined in the Senior Credit Agreement) and any purchase money Debt.

     "Consolidated Interest Expense" means, for any period, the amount which, in conformity with U.S. GAAP, would be set forth opposite the caption "interest expense" or any like caption (including, without limitation, imputed interest included in payments under Financing Leases) on a consolidated income statement of the Company and the Subsidiaries for such period excluding the amortization of any original issue discount.

     "Consolidated Net Income" means, for any period, the consolidated net income (or deficit) of the Company and the Subsidiaries for such period (taken as a cumulative whole), determined in accordance with U.S. GAAP; provided that
                                                                   --------
there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of dividends or similar distributions,
(c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or any provision of (i) any applicable law or regulation, (ii) any of its Corporate Documents or (iii) any judgment, injunction, order, decree or other instrument binding upon it or any of its assets applicable to such Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,
(e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities),
(f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance policies, (h) any gain arising from the acquisition of any securities, or the extinguishment, under U.S. GAAP, of any Debt, of the Company or any Subsidiary, (i) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and (j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary.

     "Contingent Warrants" has the meaning provided in the Warrant Agreement.

     "Continuing Directors" means as of any date of determination, any member of the Board of Directors of the Company who (a) was a member of such Board of Directors on the date of hereof or (b) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     "Contractual Obligation" means, with respect to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Corporate  Documents" means,  with respect to any Person,  its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

     "Debt" of any Person means, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) all other items which, in accordance with U.S. GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Debt is to be determined and (g) all Guarantee Obligations of such Person in respect of any of the foregoing. The amount of any Debt outstanding as of any date shall be (a) the accreted value thereof, in the case of any Debt that does not require current payments of interest, and (b) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Debt.

     "Debt Incurrence" means any incurrence by the Company or any of its Subsidiaries of any Debt, other than Debt permitted under Section 6.08.

     "Default" means any Event of Default or any event or condition which, with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

     "Designated Senior Debt" means any Senior Debt outstanding under the Senior Credit Facilities or otherwise described in clause (a) of the definition of Senior Debt.

     "dollars" or "$" mean lawful currency of the United States of America.

     "Domestic Person" means any individual resident of the United States or any other Person organized under the laws of a jurisdiction in the United States of America, any State thereof or the District of Columbia.

     "Domestic Subsidiary" means any Subsidiary of the Company organized under or incorporated pursuant to the laws of any State or Commonwealth of the United States of America or the District of Columbia.

     "Environmental Laws" means any and all statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, governmental grants, licenses and governmental restrictions relating to the effect of the environment or Hazardous Materials on human health, the environment or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

     "Equity Issuance" means the issuance of any equity securities by the Company (including without limitation any equity securities issued pursuant to the exercise of stock options or warrants), but excluding (a) any subscription agreement incentive plan or similar arrangement with any officer, employee or director of the Company, or (b) the issuance of any Capital Stock of the Company to any officer, director or employee of the Company.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulation promulgated thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary of the Company is treated as a single employer under Title IV of ERISA, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

     "Event of Default" has the meaning set forth in Section 7.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expiration Date" has the meaning set forth in Section 2.01(b).

     "Fee Letter" means the confidential fee letter, dated November 25, 1998, between the Company and the Purchaser.

     "Financing Documents" means this Agreement, the Notes, the Guarantees, the Registration Rights Agreement, the Warrant Agreement and the Warrants.

     "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with U.S. GAAP to be capitalized on a balance sheet of the lessee.

     "Fixed Charge Coverage Ratio" means, at any time, the ratio of Consolidated EBITDA for the immediately preceding period of four consecutive fiscal quarters to Consolidated Fixed Charges for such period.

     "Guarantee"  means the guarantee by the Guarantors of the Notes pursuant to
Article 10.

     "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall
                    --------   -------
not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined in good faith by the Person to whom such Guarantee Obligation is payable.

     "Guarantors" means the parties listed as such on the signature pages to this Agreement and any other Subsidiary of the Company that becomes a party to this Agreement in accordance with the provisions of Section 6.16, and their respective successors and assigns.

     "Hazardous  Materials" means (a) asbestos;  (b) polychlorinated  biphenyls;
(c) petroleum, its hazardous derivatives, by-products and other hydrocarbons; and (d) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

     "Hazardous Materials Contamination" means contamination of the buildings, facilities, soil or groundwater on or of the property of the Company by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the property of the Company.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "Holder" means any holder of any Note.

     "Hy Zazula" means Hy Zazula Associates, Inc., a New York corporation.

     "Hy Zazula Acquisition" means the acquisition by the Company of Hy Zazula through a merger of Hy Zazula with and into the Company's wholly-owned Subsidiary, Unison (NY), Inc., consummated on October 30,1998.

     "Intellectual Property Rights" means any patent, trade mark, service mark, registered design, trade name or copyright required to carry on the business of the Company and such other business as may be permitted by the terms of this Agreement and which is carried on at the relevant time.

     "Interest Coverage Ratio" means, for the Company and its Subsidiaries, the ratio of Consolidated EBITDA for the immediately preceding period of four consecutive fiscal quarters to Consolidated Interest Expense for such period.

     "Interest   Expense"  means,  for  any  applicable  period,  the  aggregate consolidated interest expense of the Company and its Subsidiaries for such applicable period, as determined in accordance with U.S. GAAP.

     "Interest Payment Date" means each February 28 (or February 29, in the case of a leap year), May 31, August 31 and November 30 (or, if any such date is not a Business Day, the next succeeding Business Day).

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit, Guarantee Obligation or otherwise.

     "Issuance Date" means the date the Notes are initially issued by the Company and purchased by the Purchaser.

     "Kwik" means Kwik International Color, Ltd., a New York corporation.

     "Kwik Acquisition" means the acquisition by the Company of substantially all of the assets of Kwik consummated on March 25, 1998.

     "Leverage Ratio" means, at any time, the ratio of Consolidated Funded Debt to Adjusted EBITDA for the immediately preceding period of four consecutive fiscal quarters; provided that, in calculating the Leverage Ratio for any period
                 --------
during which a Permitted Acquisition was consummated, Adjusted EBITDA shall be substituted for Consolidated EBITDA.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Majority Holders" means (a) at any time prior to the issuance of the Notes, the Purchaser and (b) at any time thereafter, the holders of voting rights with respect to waivers, amendments and other actions permitted or required to be taken by Holders under the terms of the Notes constituting a majority of such voting rights attributable to the aggregate outstanding amount of Notes at such time.

     "Material Adverse Effect" means a material adverse affect on the properties, condition (financial or otherwise), operations, performances, projections, prospects or business of the Company and its Subsidiaries, taken as a whole.

     "Maturity Date" means March 31, 2004.

     "Mega Art" means Mega Art Corp., a New York corporation.

     "Mega Art Acquisition" means the acquisition by the Company of all of the issued and outstanding capital stock of Mega Art consummated on September 2, 1998.

     "Multiemployer Plan" means any Plan that is a multiemployer plan as defined in Section 3(37) or 4001 (a)(3) of ERISA.

     "Net Cash Proceeds" means (a) the aggregate cash consideration received by the Company or a Subsidiary in connection with any transaction referred to in
Section  2.06(c)  less  (b)  the  expenses  (including  out-of-pocket  expenses)
                  ----
incurred by the Company or such Subsidiary in connection with such transaction (including, in the case of any issuance of debt or equity securities, underwriters' commissions and fees) and the amount of any federal and state taxes incurred in connection with such transaction, in each case as certified by the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) to the Holders at the time of such transaction.

     "Notes" means the Company's Senior Subordinated Increasing Rate Notes substantially in the form set forth as Exhibit A hereto, and shall include any PIK Notes issued pursuant to Section 2.05(c).

     "Other Taxes" has the meaning set forth in Section 2.07(a).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its functions under ERISA.

     "Permanent Financing" means any Debt Incurrence or Equity Issuance following the date hereof for the purpose of refinancing the Notes that is approved and consented to by the holders of the Designated Senior Debt in accordance with the Senior Credit Agreement.

     "Permits" means all domestic and foreign licenses, permits and approvals required for the full operation of the Company and its Subsidiaries, including provincial, state, federal, city and county permits and approvals.

     "Permitted Acquisition" means an acquisition of (a) 100% of the common stock or other ownership interests of a Domestic Person or (b) a substantial amount of the assets of a Domestic Person, or of a business unit, division or subdivision of a Domestic Person, in each case engaged in or relating to a line of business substantially similar to the Permitted Business; provided that (i)
                                                               --------
both immediately before and after giving effect to such acquisition no Default shall have occurred and then be continuing and (ii) no later than five Business Days prior to the consummation of such acquisition, the Holders shall have received a certificate of the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) with detailed calculations establishing to the reasonable satisfaction of the Majority Holders that the foregoing requirement has been satisfied.

     "Permitted Business" means any business in which the Company and its Subsidiaries are engaged on the Issuance Date or any business reasonably related, incidental or ancillary thereto (including, without limitation, media services).

     "Permitted Liens" means Liens expressly  permitted to exist by the terms of
Section 6.11 hereof.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

     "PIK Warrants" has the meaning set forth in Section 2.05(c)(i).

     "PIK Notes" has the meaning set forth in Section 2.05(c)(i).

     "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA to which the Company, any Subsidiary or any ERISA Affiliate has, or, within the six years preceding the date of this Agreement, had, any liability or in respect of which the Company or any Subsidiary of the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employee' as defined in Section 3(5) of ERISA.

     "Pro  Forma  Financial  Statement"  has the  meaning  provided  in  Section
3.05(b).

     "Purchaser" means CIBC Wood Gundy Capital Corp. or any of its Affiliates.

     "Qualified Plan" means a Plan (other than a Multiemployer Plan) which is "a pension plan" (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401 (a) of the Code.

     "Regulatory Problem" has the meaning set forth in Section 6.21(b).

     "Regulatory Violation" has the meaning set forth in Section 6.20(d).

     "Registration Rights Agreement" means the Registration and Equity Rights Agreement, dated as of November 25, 1998, between the Company and the Purchaser, in the form attached as Exhibit C to this Agreement, as amended, supplemented or otherwise modified from time to time.

     "Restricted Payment" means (a) any dividend or other distribution on any shares of the Capital Stock of the Company (except dividends payable solely in shares of its Capital Stock) or (b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the Capital Stock of the Company or (ii) any option, warrant or other right to acquire shares of the Capital Stock of the Company.

     "Rule 144A" has the meaning set forth in Section 8.03(a).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Credit Agreement" means the Credit Agreement, dated as of March 24, 1998, among the Company, the lenders from time to time parties thereto, and Canadian Imperial Bank of Commerce, as Administrative Agent, as amended (including any amendment and restatement), modified, renewed, refunded, replaced, increased or refinanced from time to time, whether with the same or different lenders and agents and whether in the same or a different structure.

     "Senior Credit Facilities" means all Debt and other obligations from time to time owing pursuant to the Senior Credit Agreement and the other "Loan Documents" as defined therein, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended (including any amendment and restatement), modified, renewed, refunded, replaced, increased or refinanced from time to time, provided that the principal amount of all such Debt under all such Senior Credit Facilities does not exceed $75,000,000 at any time outstanding, plus the amount of any additional Debt incurred thereunder pursuant to Section 6.08(f).

     "Senior Debt" means (a) all Debt outstanding under the Senior Credit Facilities with respect to which a lender under the Senior Credit Facilities or any of its Affiliates is a counterparty, including, without limitation, in each case, principal, premium, interest (including interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, whether or not such interest is an allowable claim in such bankruptcy proceeding), fees and expenses relating thereto, (b) all Debt incurred by the Company and its Subsidiaries that consists of Capital Lease Obligations, (c) any other Debt permitted to be incurred by the Company pursuant to clauses (a), (c), (e), (f), (g), (h)(x), (h)(y), (k) and (m) of Section 6.08
unless such Debt expressly provides that it is not senior in right of payment to the Notes and (d) all obligations with respect to the foregoing. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (i) any liability for federal, state, local or other taxes owed or owing by the Company,
(ii) any Debt of the Company owing to any of its Subsidiaries or other Affiliates, (iii) any trade payables or (iv) any Debt that is incurred in violation of this Agreement.

     "Small Concern" has the meaning set forth in Section 3.19.

     "Subordinated Obligations" has the meaning set forth in Section 9.01.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "SuperGraphics" means SuperGraphics Holding Company, Inc., a Delaware corporation.

     "SuperGraphics Corporation" means SuperGraphics Corporation, a California corporation, a wholly-owned Subsidiary of SuperGraphics.

     "SuperGraphics Acquisition" means the proposed acquisition by the Company of SuperGraphics and SuperGraphics Corporation pursuant to the Acquisition Agreement.

     "Taxee" has the meaning set forth in Section 2.07(a).

     "Transfer" means any disposition of Notes that would constitute a sale thereof under the Securities Act.

     "U.S. GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Voting Stock" means, in respect of any Person, any class or classes of Capital Stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

     "Warrants" means the warrants to purchase common stock of the Company to be issued pursuant to the Warrant Agreement, including any PIK Warrants or Contingent Warrants.

     "Warrant Agreement" means the warrant agreement, dated as of November 25, 1998, between the Company and the Purchaser in the form attached as Exhibit B to this Agreement, as amended, supplemented or otherwise modified from time to time.

     "Warrant Shares" has the meaning set forth in Section 5.01(n).

     Section 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with U.S. GAAP applied on a consistent basis.

                                   ARTICLE 2.
              PURCHASE AND SALE OF SECURITIES; TERMS OF SECURITIES

     Section 2.01. COMMITMENT TO PURCHASE.

     (a) Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company contained herein and in the other Financing Documents, the Company may at its option issue and sell to the Purchaser on the Issuance Date, and the Purchaser agrees to purchase on the Issuance Date, Notes in an aggregate outstanding principal amount equaling the Purchaser's Commitment. The purchase price for the Notes shall be 100% of the principal amount thereof.

     The Company and the Purchaser hereby acknowledge and agree that the Notes and the Warrants are part of an investment unit within the meaning of Section 1273(c)(2) of the Code. Any other provision of this Agreement to the contrary notwithstanding, the Company and the Purchaser hereby further acknowledge and agree that the total issue price of the investment unit consisting of the Notes (other than the PIK Notes) and Warrants (other than the PIK Warrants) for all federal, state and local income tax purposes is $1,000 per investment unit comprised of

$995 per $1,000 principal amount of each such Note and $5 per each such Warrant. All federal, state and local income tax returns shall be filed by the Company and the Purchaser in a manner consistent in all material respects with the provisions of this clause (a) of Section 2.01.
                   ----------    ------------

     (b) The Commitment will terminate (the "Expiration Date") at 5:00 P.M. (New York City time) on December 7, 1998 (if such date occurs prior to the Issuance
Date);  provided,  that if at any time on or after  the date  hereof an Event of
        --------
Default shall have occurred and be continuing, the Purchaser may at its option terminate its Commitment by notice to the Company, such termination to be effective upon the giving of such notice; and provided, further that the
                                                    --------   -------
Commitment shall automatically terminate, without notice to the Company or any other action on the part of the Purchaser, upon the occurrence of any of the events specified in Sections 7.01(e) and 7.01(f) with respect to the Company.

      (c) The Commitment is not revolving in nature, and principal amounts of Notes prepaid in accordance with Section 2.06 may not be resold hereunder to the Purchaser or any other Person.

      Section 2.02.  TAKEDOWN PROCEDURES.

     (a) The Company shall give the Purchaser notice not later than 11:00 A.M. (New York City time) at least one (but not more than five) Business Days prior to the proposed purchase and sale of Notes, which notice shall specify $10,000,000 as the principal amount of Notes to be purchased and sold and the proposed Issuance Date (which shall be a Business Day).

     (b) On the Issuance Date, the Purchaser shall deliver by wire transfer, to the account number of the Company specified by the Company in writing no later than 2:00 P.M. (New York City time) one Business Day prior to the Issuance Date, immediately available funds in an amount equal to the aggregate purchase price of the Notes to be purchased by the Purchaser hereunder on such Issuance Date, less the aggregate amount of fees (if any) payable by the Company to the Purchaser on such date pursuant to Section 2.03 and expenses (if any) payable to the Purchaser on such date pursuant to Section 11.04.

     (c) On the Issuance Date, against payment as set forth in subsection (b) of this Section 2.02, the Company shall deliver to the Purchaser a single Note representing the aggregate principal amount of Notes to be purchased by the Purchaser registered in the name of the Purchaser, or, if requested by the Purchaser, separate Notes in such other denominations and registered in such name or names as shall be designated by the Purchaser by notice to the Company at least one Business Day prior to the Issuance Date.

     Section 2.03. FEES. The Company shall pay the Purchaser such fees at such times as is set forth in the Fee Letter.

     Section 2.04. MANDATORY TERMINATION OF COMMITMENT. Subject to Section 2.01(b), the Commitment shall terminate at 5:00 P.M. (New York City time) on the Expiration Date.

     Section 2.05. INTEREST.

     (a) Interest on each Note shall be payable quarterly in arrears, on each Interest Payment Date of each year in which such Note remains outstanding, commencing with the first Interest Payment Date after the date of issuance thereof, on the principal sum of such Note outstanding. Interest on each Note shall be calculated at the rates per annum set forth below, and shall accrue from and including the most recent Interest Payment Date to which interest has been paid on such Note (or if no interest has been paid on such Note, from the date of issuance thereof) to but excluding the date on which payment in full of the principal sum of such Note has been made.

     (b) The interest rate applicable to each Note shall be a rate per annum equal to the sum of (i) 12.50% plus (ii) an additional percentage amount equal to 0.25% from and including the first day following the first anniversary of the Issuance Date and increasing by 0.25% effective on the first day following the last day of each 90-day period occurring thereafter until the date the principal amount of, all premiums, if any, and all accrued and unpaid interest, if any, on such Note is paid in full. Interest on each Note will be calculated on the basis of a 360-day year and paid for the actual number of days elapsed.

     (c) Interest on each Note shall be payable in cash, except as follows:

          (i) Until and including the Interest Payment Date occurring on November 30, 1999 (each Interest Payment Date occurring after such date being a "Cash Interest Payment Date"), interest on each outstanding Note shall be paid, at the sole option of the Holder, (x) in the form of additional Notes, substantially in the form of Exhibit A hereto (any such additional Notes issued pursuant to this clause (c) being "PIK Notes"), in a principal amount equal to the amount of interest due on such outstanding Note, or (y) in the form of Common Stock, which, for purposes hereof, shall be valued at the greater of $5.00 per share or, so long as such stock is publicly traded on a national securities exchange, 80% of the average closing price of such Common Stock for the 10-day period ended as of the Interest Payment Date for such interest. Also at the sole option of the Holder, in lieu of shares of Common Stock pursuant to clause (y) above, such Holder may elect to receive additional Warrants ("PIK Warrants") pursuant to the Warrant Agreement, which PIK Warrants shall be exercisable into the number of shares of Common Stock which would have been received by such Holder pursuant to clause (y) above. Each Holder shall give written notice of its election to receive PIK Notes, PIK Warrants or Common Stock, as the case may be, not more than 5 days prior to the relevant Interest Payment Date.

          (ii) Beginning with the first Cash Interest Payment Date and for each Interest Payment Date thereafter, interest payable on any such Interest Payment Date shall be paid in PIK Notes if:

               (x) (1) the Leverage Ratio is greater than or equal to 2.0 to 1 and (2) the Fixed Charge Coverage Ratio (including interest payable on such Interest Payment Date) is less than 1.25 to 1; or

               (y) (1) the Leverage Ratio is less than 2.0 to 1 and (2) the Fixed Charge Coverage Ratio (including interest payable on such Interest Payment Date) is less than 1.20 to 1.

     In the event that interest on the Notes is required to be paid in PIK Notes pursuant to this clause (ii), such PIK Notes shall be in a principal amount equal to the amount of interest due on such outstanding Notes.

          (iii) If, in accordance with clause (ii) above, the Company determines to pay interest in cash on a Cash Interest Payment Date, the Company shall, at least 10 Business Days prior to such Cash Interest Payment Date, deliver to the Administrative Agent (as defined in the Senior Credit Agreement) a Cash Payment Notice (as defined below). If, at least two Business Days prior to such Cash Interest Payment Date, the Administrative Agent (in its sole discretion) notifies the Company in writing that the Administrative Agent opposes the payment of such interest by the Company in cash, then such cash interest shall not be paid in cash but shall instead be paid in the form of PIK Notes as provided in clause (ii) above; provided that, if upon delivery of the audited financial statements (relating to the financial calculations set forth in such Cash Payment Notice) of the Company pursuant to Section 6.01(a), the computation of such financial calculations are shown to be correct, such PIK Notes (together with all accrued and unpaid interest thereon) delivered as a result of the operation of this clause (iii) shall be payable in cash on the next occurring Interest Payment Date. For purposes of this clause, "Cash Payment Notice" means a written notice delivered by the Company to the Administrative Agent at least 10 Business Days prior to any Cash Interest Payment Date and certified by the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) certifying compliance with the financial calculations set forth in Section 2.05(b)(ii) for the purpose of permitting interest on the Notes to be paid in cash on such Cash Interest Payment Date.

     Section 2.06. MATURITY OF NOTES; PREPAYMENT OF NOTES; CHANGE OF CONTROL.

     (a) The Notes shall mature on the Maturity Date.

     (b) The Company at its option may, upon two Business Days' written notice to the Holders, at any time, prepay all or any part of principal amount of the Notes at a redemption price equal to the sum of (x) 100% of the principal amount of the Notes so prepaid, (y) accrued interest on the principal amount of all such Notes to the date of prepayment and (z) the Applicable Premium then in effect on the principal amount of all such Notes other than PIK Notes.

     (c) The Company shall (i) within five days of receipt by the Company or any of its Subsidiaries of the Net Cash Proceeds of any Debt Incurrence or any Equity Issuance (that does not result in a Change of Control) and (ii) within thirty days of receipt by the Company or any of its Subsidiaries of the Net Cash Proceeds of any conveyance, sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets not made in the ordinary course of business (including, without limitation, insurance proceeds paid as a result of any destruction, casualty or taking of any property of the Company or any Subsidiary), by the Company or any of its Subsidiaries, in each case, to the extent not required to be used to repay Designated Senior Debt and not subject to any period during which the Company or any of its Subsidiaries may reinvest such proceeds prior to a requirement to repay Designated Senior Debt, redeem a principal amount of the Notes equal to the amount of such Net Cash Proceeds (less any amounts not required to be paid as a result of the requirement in subsection (d) of this Section 2.06), at a redemption price equal to the sum of
(x) 100% of the principal amount of the Notes so prepaid, (y) accrued interest on the principal amount of all such Notes to the date of prepayment and (z) the Applicable Premium then in effect on the principal amount of all such Notes other than PIK Notes; provided that Net Cash Proceeds need not be applied as
                       --------
required pursuant to clause (c)(ii) to the extent that such Net Cash Proceeds are applied to replace, repair or rebuild the property that was the source of such Net Cash Proceeds within 180 days after the receipt of such Net Cash Proceeds.

     (d) The Company shall (i) upon the occurrence of a Change of Control, offer to redeem from each Holder all (and not less than all) of the then outstanding Notes of such Holder at a redemption price equal to 101% of the aggregate principal amount thereof then outstanding plus all accrued and unpaid interest, within 30 days of the occurrence of such Change of Control and (ii) on presentation and surrender of any Notes by any Holder (including any portion of the Notes held by such Holder) in connection therewith on or prior to such thirtieth day, such Notes shall be paid and redeemed by the Company at such redemption price no later than such thirtieth day.

     (e) Any prepayment of the Notes pursuant to Section 2.06(b) shall be in a minimum amount of at least $100,000, unless less than $100,000 of the Notes remain outstanding, in which case all of the Notes must be prepaid. Any prepayment of the Notes pursuant to Section 2.06(c) shall be in a minimum amount which is a multiple of $1,000 times the number of Holders at the time of such prepayment.

     (f) Other than pursuant to Section 2.06(d), any partial prepayment shall be made so that the Notes then held by each Holder shall be prepaid in a principal amount which shall bear the same ratio, as nearly as may be, to the total principal amount being prepaid as the principal amount of such Notes held by such Holder shall bear to the aggregate principal amount of all Notes then outstanding. In the event of any partial prepayment (including pursuant to Section 2.06(d)), upon presentation of any Note the Company shall execute and deliver to or on the order of the Holder, at the expense of the Company, a new
Note in principal amount equal to the remaining outstanding portion of such Note.

     (g) All payments made pursuant to this Section 2.06 shall be made in cash.

     Section 2.07. TAXES.

     (a) For the purposes of this Section, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Company pursuant to this Agreement or under any Note or any other Financing Document, and all liabilities with respect thereto, excluding, in the case of the Purchaser or any other Holder, taxes imposed on the net income of the Purchaser or such Holder and franchise or similar taxes imposed on the net income of the Purchaser or such Holder, by a jurisdiction under the laws of which the Purchaser or such Holder is organized or in which its principal executive office or the office holding any Notes or any Financing Document is located.

     "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or any other Financing Document or from the execution, delivery, registration, recordation or enforcement of, or otherwise with respect to, this Agreement or any Note or any other Financing Document.

     (b) All payments by the Company to or for the account of the Purchaser or any other Holder under any Financing Document shall be made without deduction for any Taxes or Other Taxes; provided that, if the Company shall be required by
                              --------
law to deduct any Taxes or Other Taxes from any such payment, the sum payable shall be increased as necessary so that after making all required deductions
(including deductions applicable to additional amounts payable under this Section), the Purchaser or such Holder (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, the Company shall make such deductions, the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and the Company shall promptly furnish to the Purchaser or such Holder (as the case may be) the original or a certified copy of a receipt or other documentation available to the Company evidencing payment thereof

     (c) The Company agrees to indemnify the Purchaser and each other Holder for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted (whether or not correctly) by any jurisdiction on amounts payable under this Section) paid by the Purchaser or such Holder (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

     (d) The Company shall have no obligation for Taxes under Section 2.07(b) or
Section 2.07(c) for or on account of:

               (i) any Taxes (other than Other Taxes) that would not have been so imposed but for the existence of any present or former connection between the Purchaser or Holder or other than sole beneficial owner (or between a fiduciary, settlor, beneficiary, member, or shareholder of, or possessor of a power over, the Purchaser, Holder or beneficial owner, if the Purchaser, Holder or beneficial owner is an estate, a trust, a partnership or corporation) and the jurisdiction imposing the Tax other than merely holding such Note or any Financing Document, or the receipt of payments in respect thereof, including, without limitation, the Purchaser, Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder, or possessor) being or having been a citizen or resident thereof, or being or having been engaged in a trade or business or having a permanent establishment or other fixed base therein, or making or having made an election the effect of which is to subject the Purchaser, Holder or beneficial owner (or such fiduciary, settler, beneficiary, member, shareholder, or possessor) to such Tax;

               (ii) any Taxes in the nature of estate, inheritance or gift taxes;

               (iii) any Tax that is imposed or withheld by reason of the failure of the Holder or beneficial owner of a Note to comply with a written request by the Company, addressed to such Holder or beneficial owner, to provide information concerning the nationality, residence or identity of such Holder or beneficial owner, if providing such information under a statute, treaty, regulation or administrative practice of the jurisdiction imposing such Tax would result in a complete exemption from such Tax;

               (iv) any Taxes imposed on any payment on a Note to a Holder that is a fiduciary or partnership or other beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the payment of taxes had such beneficiary, settlers member or beneficial owner directly received its beneficial or distributive share of such payment; and

               (v) any combination of items (i) through (iv) above.

      (e) If the Company determines in good faith that a reasonable basis exists for contesting the imposition of a Tax or Other Tax with respect to the Purchaser or a Holder, the Purchaser or Holder shall cooperate with the Company in challenging such Tax or Other Tax at the Company's expense (including, without limitation, any additional costs, expenses or Taxes incurred by the Purchaser or Holder, as the case may be, as a result of such contesting of such Taxes) if requested by the Company; provided, however, that nothing in this
                                       --------   -------
Section 2.07(e) shall require the Purchaser or Holder to submit to the Company any tax returns or any part thereof, or to prepare or file any tax returns other than as the Purchaser or Holder in it sole discretion shall determine.

     (f) The Purchaser and each Holder agrees, to the extent reasonable and without material cost to it, to cooperate with the Company to minimize any amounts payable by the Company under this Section 2.07.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

     Each of the Company and, as regards itself only, each of the Guarantors represents and warrants to the Purchaser (both before and after giving effect to the issuance of the Notes) as set forth below:

     Section 3.01. CORPORATE EXISTENCE AND POWER.

     (a) The Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and
(ii) has (A) all corporate powers and (B) all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted after the Issuance Date, except in the case of clause (a)(ii)(B), where the failure to do so would not have a Material Adverse Effect.

     (b) Each Guarantor (i) is a corporation duly incorporated, and validly existing and in good standing under the laws of its respective jurisdiction of organization, and (ii) has (A) all corporate powers and (B) all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted after the Issuance Date, except in the case of clause (b)(ii)(B), where the failure to do so would not have a Material Adverse Effect.

     Section 3.02. AUTHORIZATION, EXECUTION AND ENFORCEABILITY.

     (a) The execution, delivery and performance by the Company of the Financing Documents and the issuance of the Notes by the Company have been duly and validly authorized and are within its corporate powers. Each of the Financing Documents (other than the Notes) to which it is a party has been duly authorized, executed and delivered by the Company and constitutes its valid and binding agreement enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and equitable principles of general applicability. When executed and delivered by the Company against payment therefor in accordance with the terms hereof, the Notes will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and equitable principles of general applicability.

     (b) The execution, delivery and performance by each of the Guarantors of the Financing Documents to which it is a party have been duly and validly authorized and are within the corporate powers of each of the Guarantors. Each of the Financing Documents to which each of the Guarantors is a party has been duly authorized, executed and delivered by it and constitutes its valid and binding agreement, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and equitable principles of general applicability.

     (c) The Warrants have been duly authorized by the Company and, when executed and authenticated pursuant to the terms of the Warrant Agreement and delivered to the Purchaser pursuant to the provisions of this Agreement, will be valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and equitable principles of general applicability.

     (d) The Warrant Shares to be issued upon exercise of the Warrants have been duly authorized and reserved for issuance by the Company and will be issued at the times and in the manner required by the Warrant Agreement and, upon due exercise of a Warrant, the Warrant Shares issued will be validly issued, fully paid and nonassessable.

     Section 3.03. GOVERNMENTAL AUTHORIZATION.

     (a) No action by or in respect of, or filing with, any governmental body, agency or governmental official is required for (i) the due execution, delivery or performance by the Company of any of the Financing Documents to which it is a party, (ii) the issuance and sale of the Notes by the Company, (iii) the issuance and delivery of the Warrants or the Warrant Shares by the Company, or
(iv) the consummation of the transactions contemplated hereby or thereby, except for such actions and filings which (x) have been taken or made and remain in full force and effect, or (y) if not taken or made, will not have a material adverse effect on the validity or enforceability of the Financing Documents.

     (b) No action by or in respect of, or filing with, any governmental body, agency or governmental official is required for (i) the execution, delivery or performance by any of the Guarantors of any of the Financing Documents to which it is a party or (ii) the consummation of the transactions contemplated hereby or thereby, except such actions and filings which (i) have been taken or made and remain in full force and effect, or (ii), if not taken or made, will not have a material adverse effect on the validity or enforceability of the Financing Documents.

     Section 3.04. CONTRAVENTION.

     (a) The execution and delivery by the Company of the Financing Documents to which it is a party did not and will not, the issuance and sale of the Notes by the Company will not, the issuance and delivery of the Warrants and the Warrant Shares by the Company will not, and the consummation of the transactions contemplated hereby and thereby will not, (A) contravene or constitute a default under or violation of any provision of (i) any applicable law or regulation,
(ii) any of its Corporate Documents or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its assets, except in the case of clauses (i) and (iii), for such contraventions, defaults or violations that would not reasonably be expected to result in a Material Adverse Effect, or
(B) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries other than Liens created or imposed pursuant to the Senior Credit Facilities.

     (b) The execution and delivery by each of the Guarantors of the Financing Documents to which it is a party did not and will not, and the consummation of the transactions contemplated hereby and thereby will not, (A) contravene or constitute a default under or violation of any provision of (i) any applicable law or regulation, (ii) any of its Corporate Documents of any Guarantor, or
(iii) any agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its assets, except, in the case of clauses (i) and
(iii), for such contraventions, defaults or violations that would not reasonably be expected to result in a Material Adverse Effect, or (B) result in the creation or imposition of any Lien on any asset of any Guarantor, the Company or any of its Subsidiaries other than Liens created or imposed pursuant to the Senior Credit Facilities.

      Section 3.05.  FINANCIAL INFORMATION.

     (a) The combined balance sheets of the Company and its Subsidiaries as of August 31, 1996, August 31, 1997 and August 31, 1998 and the related combined statements of profit and loss and cash flows for the fiscal years ended August 31, 1996, August 31, 1997 and August 31, 1998 (collectively, the "Base Financial Statements"), audited by Ernst & Young LLP, which financial statements shall have been prepared in conformity with U.S. GAAP, and shall fairly present the combined financial position of such entities as of each such date and their combined results of operations, changes in stockholders' equity and cash flows for each such period.

     (b) The pro forma combined balance sheet as of August 31, 1998 and the related pro forma combined statement of profit and loss for the period ended as of such date have been prepared on a basis consistent with the Base Financial Statements of the Company and its Subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical transactions (including the Kwik Acquisition, the Mega Art Acquisition, and the Hy Zazula Acquisition) and proposed transactions contemplated hereby and by the SuperGraphics Acquisition (the "Pro Forma Financial Statements").

     (c) Except as set forth on Schedule 3.05(c), there has occurred no material adverse change in the business, condition (financial or otherwise), operations, properties or prospects of the Company and its Subsidiaries, taken as a whole, since August 31, 1998.

     Section 3.06. LITIGATION. Except as set forth on Schedule 3.06, there is no action, suit or proceeding pending or, to the knowledge of the Company or the Guarantors, threatened against the Company, any of its Subsidiaries, any Plan or any fiduciary of any Plan or any Guarantor before any court or arbitrator or any governmental body, agency or official which is reasonably likely to result in
(x) an adverse  decision which could have a material  adverse effect on any such

Person, any of the Financing Documents or the SuperGraphics Acquisition or (y) a Material Adverse Effect.

     Section 3.07. ENVIRONMENTAL MATTERS. Except to the extent that the following would not reasonably be expected to result in a Material Adverse Effect and except as set forth on Schedule 3.07:

     (a) No property owned, leased or operated by the Company or any of its Subsidiaries is affected by any Hazardous Materials Contamination.

     (b) No asbestos or asbestos-containing materials are present on any of the properties now or previously owned, leased or operated by the Company or any of its Subsidiaries.

     (c) No polychlorinated biphenyls in regulated concentrations are located on or in any properties now or previously owned, leased or operated by the Company or any of its Subsidiaries, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device.

     (d) No underground storage tanks are located on any properties now or previously owned, leased or operated by the Company or any of its Subsidiaries, or were located on any such property and subsequently removed or filled.

     (e) No written notice, notification, demand, CERCLA-related request for information, complaint, citation, summons, investigation, administrative order, consent order or consent agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination has been issued to the Company or is pending, as the case may be, or, to the Company's knowledge, proposed, threatened or anticipated, in each case, with respect to or in connection with the operation of any properties now or previously owned, leased or operated by the Company or any of its Subsidiaries. Except to the extent the following would not result in a Material Adverse Effect, all such properties and their existing and prior uses by the Company, and, to the Company's knowledge, the uses of the properties prior to the Company's ownership, lease or operation comply and at all times have complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials and there is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials, and neither the Company nor any of its Subsidiaries has received any communication from or on behalf of any governmental authority that any such condition exists.

     (f) For purposes of this Section 3.07, the terms "Company" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Company or any Subsidiary to the extent the Company would be liable for the liabilities of such predecessor under any applicable Environmental Laws.

     Section 3.08. TAXES.

     (a) All income tax returns and all other tax returns which are required to be filed by or on behalf of the Company and its Subsidiaries have been filed and all taxes shown as due on such returns have been paid or adequate reserves have been established on the books of the Company, except to the extent that the failure to file any such returns or pay any such taxes would not reasonably be expected to result in a Material Adverse Effect and except for any such taxes that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with U.S. GAAP. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with U.S. GAAP.

     (b) There is no tax, levy, impost, deduction, charge or withholding imposed by any governmental instrumentality either (i) on or by virtue of the execution, delivery, performance, enforcement or admissibility into evidence of any Financing Document or (ii) on any payment to be made by the Company or any Guarantor pursuant to any Financing Document. The Company is permitted under applicable laws to pay any additional amounts payable by it under Section 2.07.

     Section 3.09. SUBSIDIARIES. Other than those listed on Schedule 3.09, the Company has no Subsidiaries.

     Section 3.10. GOVERNMENTAL REGULATIONS. None of the Company, any of its Subsidiaries or any of the Guarantors is or will be subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or to any other statute, rule or regulation limiting its ability to incur Debt for borrowed money.

     Section 3.11. FULL DISCLOSURE. The information heretofore furnished by or on behalf of the Company to the Purchaser in writing for purposes of or in connection with the Financing Documents or any transaction contemplated hereby does not, and all such information hereafter furnished by or on behalf of the Company to any Holder will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading. The Company has disclosed to the Purchaser any and all facts which materially and adversely affect or may materially and adversely affect (to the extent the Company can now reasonably foresee), the business, assets or financial position of the Company or the ability of the Company to perform its obligations under the Financing Documents or to complete the SuperGraphics Acquisition.

     Section 3.12. CAPITALIZATION. At the Issuance Date, after giving effect to the SuperGraphics Acquisition, the capitalization of the Company will be as set forth on Schedule 3.12. All of the issued and outstanding shares of Common Stock are, and, as of the time of the issuance of the Notes and the closing of the SuperGraphics Acquisition, will be, validly issued, fully paid and nonassessable and free and clear of any Lien or other right or claim (other than Liens created under the Senior Credit Facilities) and the holders thereof are not entitled to any preemptive or other similar rights. Other than options to acquire shares of Common Stock granted to the Company's employees, and as set forth on Schedule 3.12, there are no subscriptions, options, warrants, rights, convertible securities, exchangeable securities or other agreements or commitments of any character pursuant to which the Company is required to issue any shares of its capital stock.

     Section 3.13. SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in connection with the offer and sale of the Notes. Neither the Company nor any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Notes or any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither the Company nor any Person acting on its behalf other than the Purchaser and its Affiliates will sell or offer for sale to any Person any such security, to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or sale of any of the Notes within the provisions of Section 5 of the Securities Act.

     Section 3.14. NON-FUNGIBILITY. When the Notes and Guarantees are issued and delivered pursuant to this Agreement, the Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are (i) listed on a national securities exchange registered under Section 6 of the Exchange Act or (ii) quoted in a U.S. automated inter-dealer quotation system.

     Section 3.15. PERMITS. Except to the extent any of the following would not result in a Material Adverse Effect: (a) the Company and its Subsidiaries have all Permits as are necessary for the conduct of their respective businesses as it has been carried on; (b) all such Permits are in full force and effect, and each of the Company and its Subsidiaries has fulfilled and performed all obligations with respect to such Permits; (c) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other impairment of the rights of the holder of any such Permit; and (d) each of the Company and its Subsidiaries has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

     Section  3.16.   REPRESENTATIONS  IN  OTHER  FINANCING   DOCUMENTS  AND  IN
ACQUISITION AGREEMENT AND RELATED DOCUMENTS.

     (a) Each of the representations and warranties of the Company and the Guarantors set forth in any of the other Financing Documents is true and correct in all material respects.

     (b) Each of the representations and warranties set forth in any of the Acquisition Agreement and each other document related thereto is true and correct in all material respects.

     Section 3.17. NO UNDISCLOSED LIABILITIES. The Company has no material liability (absolute or contingent) except (a) those shown on the audited financial statements for the fiscal year ended August 31, 1998 and (b) those incurred under the Financing Documents.

     Section 3.18. ERISA MATTERS. During the twelve consecutive months ending on the date of the execution and delivery of this Agreement, no steps have been taken to terminate any Qualified Plan, and no contribution failure has occurred with respect to any Qualified Plan sufficient to give rise to a Lien under section 302(f) of ERISA, which, in the aggregate, is reasonably expected to lead to liability on the part of the Company or any ERISA Affiliate in excess of $1,000,000. No condition exists or event or transaction has occurred with respect to any Qualified Plan which could reasonably be expected to result in the incurrence by the Company of any material liability, fine or penalty other than as could not reasonably be expected to have a Material Adverse Effect. Since the date of the last period covered by the Base Financial Statements, none of the Company, any Subsidiary or any ERISA Affiliate has taken any action that could be expected to increase (i) any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in part 6 of Subtitle B of Title I of ERISA or
(ii) any contingent liability with respect to any Qualified Plan or Multiemployer Plan, except as would not have a Material Adverse Effect.

                                   ARTICLE 4.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Section 4.01. PURCHASE FOR INVESTMENT; AUTHORITY; BINDING AGREEMENT. The Purchaser represents and warrants to the Company that:

     (a) the Purchaser is an Accredited Investor within the meaning of Rule 501(a) under the Securities Act and the Notes to be acquired by it pursuant to this Agreement are being acquired for its own account without a view toward public distribution and the Purchaser will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Notes unless pursuant to a transaction either registered under, or exempt from registration under, the Securities Act;

     (b) the execution, delivery and performance of this Agreement and the purchase of the Notes pursuant hereto are within the Purchaser's corporate powers and have been duly and validly authorized by all requisite corporate action;

     (c) this Agreement has been duly executed and delivered by the Purchaser;

     (d) this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms; and

     (e) the Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Notes and the Purchaser is capable of bearing the economic risks of such investment.

                                   ARTICLE 5.
                        CONDITIONS PRECEDENT TO PURCHASE

     Section 5.01. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE THE NOTES. The obligation of the Purchaser to purchase the Notes to be issued and sold by the Company on the Issuance Date is subject to the satisfaction of the following conditions contemporaneously with such purchase:

     (a) (i) Each of the conditions to the parties' obligations under the Acquisition Agreement shall have been satisfied or, with the prior written consent of the Purchaser, waived, (ii) the SuperGraphics Acquisition shall have been completed on the terms set forth in the Acquisition Agreement (as such terms may have been amended or waived with the consent of the Purchaser) and
(iii) the aggregate amount of funds required by the Company with respect to the SuperGraphics Acquisition (including without limitation for the payment of fees, commissions and expenses) shall not exceed the sum of (x) $18,000,000 and (y) the Deferred Purchase Price (as defined in the Acquisition Agreement).

     (b) The Purchaser shall have received executed copies of each of the Acquisition Agreement and the Financing Documents, each of which shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Purchaser.

     (c) The Senior Credit Facilities shall be in full force and effect and contain covenants and other terms and conditions customary for such transactions and satisfactory to the Purchaser. Except as disclosed in the audited financial statements for the fiscal year ended August 31, 1998, the Company and its Subsidiaries shall have no indebtedness for borrowed money other than the Senior Credit Facilities and the Notes.

     (d) The  Purchaser  shall  have  received  the  Base  Financial  Statements described in Section 3.05(a), as well as the Pro Forma Financial Statements described in Section 3.05(b), which Pro Forma Financial Statements shall have been certified by the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) and shall have been prepared in conformity with U.S. GAAP, adjusted to give effect to (i) the SuperGraphics Acquisition, (ii) the historical transactions (including the Kwik Acquisition, the Mega Art Acquisition, and the Hy Zazula Acquisition) and proposed transactions contemplated by the Acquisition Agreement, (iii) the borrowings made under the Senior Credit Facilities as of the Issuance Date, (iv) the purchase of the Notes and Warrants on the Issuance Date and (v) the application of the proceeds from such Purchase as contemplated by the Acquisition Agreement and the Financing Documents.

     (e) The Purchaser shall have received evidence satisfactory to it that all material governmental, shareholder and third party consents and approvals necessary or desirable in connection with the issuance of the Notes and the SuperGraphics Acquisition and the other transactions contemplated by the Financing Documents and which are required by the Acquisition Agreement have been received.

     (f) There shall exist no action, suit, investigation, litigation or proceeding pending or, to the Company's knowledge, threatened in any court or before any arbitrator or any governmental instrumentality that could reasonably be expected to (i) have a material adverse effect on any Financing Document, the Acquisition Agreement, the Notes or the SuperGraphics Acquisition or any of the other transactions contemplated thereby or hereby or (ii) result in a Material Adverse Effect.

     (g) The Purchaser shall have received opinions, dated on or prior to the Issuance Date, of Buchanan Ingersoll Professional Corporation, special counsel for the Company and each of the Guarantors, in the form and substance satisfactory to the Purchaser.

     (h) All fees and expenses payable to the Purchaser on or before the Issuance Date hereunder, under the Fee Letter or otherwise in connection with the transactions contemplated hereby, shall have been paid in full.

     (i) The representations and warranties of the Company and the Guarantors contained in the Financing Documents shall be true and correct in all material respects on and as of the Issuance Date as if made on and as of such date and each of the Company and the Guarantors shall have performed and complied with all covenants and agreements required by the Financing Documents to be performed by it or complied with by it at or prior to the Issuance Date.

     (j) There shall not exist any Default.

     (k) The Purchaser shall have received the Notes to be issued on the Issuance Date, duly executed by the Company in the denominations and registered in the names specified in or pursuant to Section 2.02.

     (l) The capitalization, tax and corporate and ownership structure (including the Corporate Documents) of the Company and its Subsidiaries before and after the consummation of the SuperGraphics Acquisition and the issuance of the Notes shall be consistent with that set forth in documents provided to the Purchaser prior to the date hereof or shall otherwise be satisfactory to the Purchaser in all material respects.

     (m) The Purchaser shall have received a certificate of the Secretary or Assistant Secretary of the Company and each Guarantor, dated as of a date reasonably satisfactory to the Purchaser, certifying (A) (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of the Company or such Guarantor, as the case may be, authorizing (1) the execution, delivery and performance of the Financing Documents to which it is a party, and (2) the transactions contemplated hereby (including the SuperGraphics Acquisition), and (ii) that such resolutions have not been amended, modified, revoked or rescinded, (B) as to the incumbency and specimen signature of each officer executing any Financing Documents on its behalf, and (C) true and complete copies of its constituent documents, and such certificates and the resolutions attached thereto shall be in form and substance satisfactory to the Purchaser.

     (n) The Company shall have executed and delivered the Warrant Agreement and shall have executed and delivered to the Purchaser fully authenticated Warrants, registered, unregistered or registered in blank (as the Holder may request), representing the right to purchase, upon the terms and conditions of the Warrant Agreement, up to an aggregate of 640,000 shares of Common Stock (excluding PIK Warrants) of the Company, calculated after giving effect to the transactions (including the SuperGraphics Acquisition), occurring on or prior to the Issuance Date (the "Warrant Shares"), exercisable for a period of ten years at an exercise price per share provided in the Warrant Agreement.

     (o) No additional information shall have been disclosed to or discovered by the Purchaser that is inconsistent with the information provided to the Purchaser during the course of their due diligence investigations of the Company and that the Purchaser reasonably deem materially adverse in respect of the condition (financial or otherwise), business, assets, liabilities, properties, results of operations or prospects of the Company and its Subsidiaries.

     (p) All documentation and matters relating to the transactions contemplated by this Agreement, the Financing Documents, the Acquisition Agreement, the Senior Credit Facilities, the Warrant Agreement and the transactions contemplated hereby and thereby shall be satisfactory to the Purchaser in its discretion, and the Purchaser shall have received such additional certificates, legal and other opinions and documentation as they shall reasonably request.

     (q) The Purchaser shall have received the consent of the lenders under the Senior Credit Facilities, if required, concerning the anticipated terms and conditions of the Notes, including the application of the proceeds therefrom.

     (r) The Purchaser shall have received a certificate from the Company and each Guarantor, dated as of a date reasonably satisfactory to the Purchaser, signed by the chief executive officer of the Company and each Guarantor, confirming all matters set forth in Sections 5.01(a), (f), (i) and (j) hereof.

                                   ARTICLE 6.
                                    COVENANTS

     The Company agrees that, from and after the Issuance Date and so long as any Notes remain outstanding and unpaid, and for the benefit of the Purchaser and the Holders:

     Section 6.01. INFORMATION. The Company will deliver to the Purchaser:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young, LLP or other independent certified public accountants of nationally recognized standing;

     (b) as soon as available, but in any event within 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) as being fairly stated in all material respects (subject to normal year-end audit adjustments);

     (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above and, in the case of clause (c)(i) below, within 20 days after the end of each calendar month, a certificate of the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) (i) stating that, to the best of such officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan
Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in detail the calculations supporting such officer's certification of the Company's compliance with the requirements of Sections 6.08 through 6.11, inclusive, on the date of such financial statements;

     (d) within five days after any executive officer of the Company obtains knowledge of a Default if such Default is then continuing, a certificate of the chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

     (e) promptly upon the filing thereof, copies of all applications, registration statements or reports which the Company or any of its Subsidiaries shall have filed with the Commission or any other national or international stock exchange or any U.S. automated inter-dealer quotation system;

     (f) promptly following the commencement thereof, notice and a description in reasonable detail of any litigation or proceeding to which the Company or any of its Subsidiaries is a party in which the amount involved is $1,000,000 or more;

     (g) promptly following the occurrence thereof, notice and a description in reasonable detail of any material adverse change in the business, assets or financial position of the Company and its Subsidiaries taken as a whole;

     (h) promptly following the occurrence thereof, notice and a copy of any amendment, modification or similar item entered into with respect to, or any matured or unmatured event of default under, the Senior Credit Facilities; and

     (i) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as the Purchaser may reasonably request.

All financial statements delivered pursuant to clauses (a) and (b) above shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with U.S. GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or such officer, as the case may be, and disclosed therein).

     Section 6.02. PAYMENT OF OBLIGATIONS. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, material obligations and liabilities, including, without limitation, tax liabilities, at or before such obligations and liabilities become due, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with U.S. GAAP, appropriate reserves for the accrual of any of the same.

     Section 6.03. INSURANCE. The Company shall, and shall cause each of its Subsidiaries to, keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including (i) public liability insurance against claims for personal injury or death or property damage occurring upon, in, about in connection with the use of any properties owned, occupied or controlled by it and (ii) business interruption insurance; and maintain such other insurance as may be required by law.

     Section 6.04. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Subsidiaries or any business reasonably related, incidental or ancillary thereto (including, without limitation, media services), and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except that (i) the Company may discontinue any immaterial line of business of the Company and its Subsidiaries if the Board of Directors of the Company determines that such discontinuation is in the best interests of the Company and not disadvantageous to the holder of any Note and (ii) nothing in this Section 6.04 shall prohibit the merger or consolidation of any wholly-owned Subsidiary of the Company with or into any other wholly-owned Subsidiary of the Company.

     Section 6.05. COMPLIANCE WITH LAWS.

     (a) The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder where noncompliance could reasonably be expected to have a Material Adverse Effect).

     (b) The Company will take all actions to ensure that (i) the obligations of the Company under the Financing Documents are at all times valid, binding and enforceable against the Company in accordance with their terms under all applicable laws, and (ii) the Financing Documents may be admitted into evidence in any relevant jurisdiction.

     Section 6.06. INSPECTION OF PROPERTY, BOOKS AND RECORDS; ATTENDANCE AT BOARD MEETINGS.

     (a) The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of the Purchaser at reasonable times and intervals, and upon reasonable notice, to visit its corporate offices, to discuss its financial matters with its officers and its independent public accountants (and the Company hereby authorizes such independent public accountants to discuss the Company's financial matters with the Purchaser or its representatives) and to examine any of its books or other financial records.

     (b) So long as the Purchaser holds (x) Warrant Shares equal to at least 3% of all outstanding Common Stock (on a fully diluted basis) of the Company (or Warrants exercisable into Warrant Shares equal to at least 3% of all outstanding Common Stock (on a fully diluted basis) of the Company) or (y) any Notes, the Company shall give the Purchaser written notice of each meeting of the Board of Directors (or any committee thereof) of the Company or any of its Subsidiaries at the same time and in the same manner as notice is given to the members of such Board (or such committee) (which notice shall be confirmed in writing to the Purchaser), and the Company and each of its Subsidiaries shall permit a representative of the Purchaser to attend as an observer all meetings of its Board of Directors (or any such committee thereof). Such representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the members of any such Board of Directors (or such committee). If the Company or any of its Subsidiaries proposes to take any action by written consent in lieu of a meeting of its Board of Directors (or such committee), the Company and each such Subsidiary shall give written notice thereof to such representative prior to the effective date of such consent describing the nature and substance of such action and in any event shall give prompt written notice thereof to such representative after the effective date of such consent.

     Section 6.07. INVESTMENT COMPANY ACT. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act of 1940, as amended.

     Section 6.08. LIMITATION ON DEBT. Neither the Company nor any Subsidiary will create, incur, assume or suffer to exist any Debt, except:

          (a) Debt outstanding on the date of this Agreement (other than Debt incurred under the Senior Credit Facilities) and identified in Schedule 6.08(a) and refinancings and replacements thereof in a principal amount not exceeding the principal amount of the Debt so refinanced or replaced on terms no less favorable to the Holders of the Notes than those in place on the date of this Agreement and with a weighted average life to maturity of not less than the then weighted average life to maturity of the Debt so refinanced or replaced;

          (b) Debt of the Company evidenced by the Notes;

          (c) Debt incurred under the Senior Credit Facilities, not to exceed $75,000,000, and refinancings and replacements thereof (whether with the same or different lenders and agents and whether on the same or different terms or in the same or different structure) in a principal amount not exceeding the principal amount of the Debt so refinanced or replaced;

          (d) Debt owing to the Company or a Subsidiary;

          (e) Debt incurred by the Company or any of its Subsidiaries that is represented by Capital Lease Obligations, mortgage financings or purchase money obligations or otherwise to finance the acquisition of fixed or capital assets; provided, that the amount of such Debt does not exceed the
                      --------
     fair market value of the asset so financed;

          (f) Debt that when issued will not result, on a pro forma basis, in an
                                                          --- -----
     Interest Coverage Ratio less than 2.00 to 1 for the most recent fully ended fiscal quarter of the Company preceding the date of such issuance, which pro forma compliance shall be evidenced by a certificate delivered by the
     --- -----
     chief financial or accounting officer of the Company (or its chief executive officer if the Company does not have a chief financial or accounting officer at such time) to the Holders setting forth in reasonable detail the calculations required to establish whether the Company was in pro forma compliance with such requirement;

          (g) other Debt the Net Cash Proceeds of which are applied in accordance with Section 2.06 to prepay all amounts owing under the Notes;

          (h) the incurrence by the Company or any of its Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging:
     (x) interest rate risk with respect to any floating rate Debt that is permitted by the terms of this Agreement to be outstanding; (y) exchange rate risk with respect to any agreement or Debt of such Person payable in a currency other than U.S. dollars; or (z) commodities risk relating to commodities agreements, entered into in the ordinary course of business, for the purchase of raw material used by the Company and its Subsidiaries;

          (i) long-term Debt for borrowed money of any Subsidiary that is not a Domestic Subsidiary, together with similar such Debt listed on Schedule 6.08(i), not to exceed $3,000,000 at any one time outstanding;

          (j) short-term Debt of Subsidiaries that are not Domestic Subsidiaries incurred for working capital purposes, together with similar such Debt listed on Schedule 6.08(j), not to exceed $5,000,000 at any one time outstanding;

          (k) Debt of a corporation which becomes a Subsidiary after the date hereof, provided that (i) such Debt existed at the time such corporation
              --------
     became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation by the Company no Default or Event of Default shall have occurred and be continuing (including pursuant to clause (f) of this Section);

          (l) other unsecured Debt of the Company and it Subsidiaries that (i) has terms and provisions (including as to subordination, pricing, covenants, defaults, average life to maturity, etc.) which are no more favorable or advantageous to the holders thereof than the comparable terms and provisions of this Agreement and the Notes, (ii) is in an aggregate principal amount at any time outstanding not to exceed $5,000,000 and (iii) is incurred within 90 days of the Issuance Date; and

          (m) other unsecured Debt of the Company and it Subsidiaries in an aggregate amount at any time outstanding not to exceed $5,000,000.

     Section 6.09. RESTRICTED PAYMENTS; VOLUNTARY PREPAYMENTS.

     (a) Neither the Company nor any Subsidiary of the Company will declare or make any Restricted Payment.

      (b) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, optionally redeem, retire, purchase, acquire, defease or otherwise make any payment, other than required interest payments, in respect of any Debt which is subordinated to or pari passu with the Notes, other than payments in respect of Debt owing to the Company or a Subsidiary.

     Section 6.10. INVESTMENTS. The Company will not, and will not permit any of its Subsidiaries to, make or acquire any Investment in any Person other than (i) Investments in existence on the date hereof and identified on Schedule 6.10;
(ii) Investments in Cash Equivalents; (iii) Investments made after the date hereof in Persons which are direct or indirect Subsidiaries that are also Guarantors immediately after such Investment is made; (iv) Investments in the form of loans to officers, directors and employees of the Company and its Subsidiaries for the sole purpose of purchasing common stock of the Company (or purchases of such loans made by others) in an aggregate amount at any time outstanding not to exceed $500,000; (v) any Investment made as a result of the receipt of non-cash consideration from any conveyance, sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets not made in the ordinary course of business that was made pursuant to and in compliance with Section 6.17 hereof; (vi) any acquisition of assets solely in exchange for the issuance of Common Stock of the Company; (vii) extensions of trade credit in the ordinary course of business and (viii) any Permitted Acquisition if immediately prior to or following the consummation of such Permitted Acquisition (including the incurrence or assumption of all Debt and the consummation of all transactions related thereto) no Default shall have occurred and then be continuing.

     Section 6.11. NEGATIVE PLEDGE. The Company will not create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) the Liens identified on Schedule 6.11;

          (b) Liens securing the Senior Credit Facilities and any other permitted Senior Debt;

          (c) Liens on assets of any Subsidiary that is not a Domestic Subsidiary securing Debt of such Subsidiary permitted by Sections 6.08(i) and (j);

          (d) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Debt permitted by Section 6.08(k), provided that (i) such Liens existed at the time such corporation
               --------
     became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Subsidiary, and (iii) the amount of Debt secured thereby is not increased; and

          (e) Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $1,000,000 and (iii) do not in the aggregate materially detract from the value of the assets of the Company and its Subsidiaries, taken as a whole, or materially impair the use thereof in the operation of its business.

     Section 6.12. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except on terms to the Company or such Subsidiary no less favorable than terms that could be obtained by the Company or such Subsidiary from a Person that is not an Affiliate, as determined, in the case of any transaction with a value of $500,000 or more, in good faith by the Board of Directors of the Company; provided, that no determination of the Board of Directors shall be required with respect to any of the following: (i) transactions entered into in the ordinary course of business and (ii) any transaction among the Purchaser or any of its Affiliates on the one hand and the Company and any Guarantors on the other hand.

     Section 6.13. USE OF PROCEEDS. The proceeds from the issuance and sale of the Notes by the Company pursuant to this Agreement shall be used to fund the SuperGraphics Acquisition, to pay related fees and expenses and for working capital purposes of the Company and its Subsidiaries.

     Section 6.14. RESTRICTIONS ON CERTAIN AMENDMENTS. The Company shall not amend or waive, or suffer to be amended or waived, any Corporate Document or Acquisition Agreement from the respective forms thereof delivered to the Purchaser pursuant to Section 5.01 in a way which has a material adverse effect on the Holders or the Purchaser without the prior written consent of the Purchaser.

     Section 6.15. PERMANENT FINANCING.

     (a) The Company will, and will cause its Subsidiaries to, use its best efforts to take all actions which, in the reasonable judgment of the Purchaser, are necessary or desirable to obtain Permanent Financing (having terms and conditions that have been approved as required pursuant to the Senior Credit Facilities) as soon as practicable through (x) bank financing on terms usual and customary for similar financings and/or (y) through issuance of securities at such interest rates and other terms as are, in the reasonable opinion of the Purchaser, prevailing for new issues of securities of comparable size and credit rating in the capital markets at the time such Permanent Financing is consummated and obtained in comparable transactions made on an arm's-length basis between unaffiliated parties. The respective amounts to be financed through bank financing or through the issuance of securities shall be as determined by the Company, but shall be in an amount at least sufficient to repay or redeem the Notes in full in accordance with their terms. The Company hereby covenants and agrees that the proceeds from such Permanent

Financing shall be used to the extent required to redeem in full the Notes in accordance with their terms.

     (b) The Company covenants that it will, and will cause its Subsidiaries to, use its best efforts to enter into such agreements as in the judgment of the Purchaser are customary in connection with the Permanent Financing (having terms and conditions that have been approved as required pursuant to the Senior Credit Facilities), make such filings under the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended, and state securities laws as in the reasonable judgment of the Purchaser shall be required to permit consummation of such Permanent Financing and take such steps as in the judgment of the Purchaser are necessary or desirable to cause such filings to become effective or in the judgment of the Purchaser are otherwise required to consummate such Permanent Financing.

     Section 6.16. ADDITIONAL SUBSIDIARY GUARANTEES. If the Company or any of its Subsidiaries shall acquire or create a Domestic Subsidiary after the date of this Agreement, then such newly acquired or created Domestic Subsidiary shall become a party to this Agreement as a Guarantor by executing a joinder to this Agreement and shall deliver to each of the Holders an Opinion of Counsel, in a form reasonably satisfactory to the Holders. Upon execution of such joinder, such Domestic Subsidiary shall be bound by, and become a party to, this Agreement as a Guarantor and shall agree to perform each and every obligation and covenant of a Guarantor hereunder.

      Section 6.17. LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement with respect to or consummate any conveyance, sale, lease, assignment, transfer or other disposition of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, unless the consideration received by the Company or such Subsidiary, as the case may be, is at least equal to the fair market value of the assets or property sold, transferred or otherwise disposed of (as determined in good faith by the Board of Directors of the Company), except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business; provided that the Net Cash Proceeds of each such transaction are applied in accordance with Section 2.06(c);

          (b) the sale or other disposition of any property in the ordinary course of business;

          (c) the sale of inventory in the ordinary course of business;

          (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (e) the sale, lease, transfer or other disposition by any wholly owned Subsidiary of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other wholly owned Domestic Subsidiary of the Company; and

          (f) the sale or disposition of any other property (not including accounts receivable arising in the ordinary course of business) not in the ordinary course of business provided that all such sales shall not exceed, in the aggregate, $500,000 and that the proceeds of such sales shall be applied in accordance with Section 2.06(c).

     Section 6.18. SALE AND LEASEBACK TRANSACTIONS. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any sale and leaseback transaction.

     Section 6.19. BUSINESS ACTIVITIES. The Company will not, and will not permit any Subsidiary to, engage in any business other than a Permitted Business, except to such extent as would not be material to the Company and its Subsidiaries taken as a whole.

                                   ARTICLE 7.
                                EVENTS OF DEFAULT

     Section 7.01. EVENTS OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. In case one or more of the following (each, an "Event of Default"), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall have occurred and be continuing:

     (a) default in the payment of all or any part of the principal or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

     (b) default in the payment of any installment of interest upon any of the Notes or any fees payable under this Agreement or any amount payable under
Section 2.07 as and when the same shall become due and payable and continuance of such default for a period of 10 days; or

     (c) failure on the part of the Company to observe or perform any of the covenants contained in Sections 6.07 through 6.19 (other than Sections 6.13 and 6.15) of this Agreement; or

     (d) failure on the part of the Company or any Guarantor to observe or perform any other of the covenants or agreements contained in the Financing Documents, if such failure shall continue for a period of 45 days after the date on which written notice thereof shall have been given to the Company by a Holder; or

     (e) the Company or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or is debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay As debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

     (f) an involuntary case or other proceeding shall be commenced against the Company or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Company or any of its Subsidiaries under the bankruptcy laws as now or hereafter in effect in any jurisdiction; or

     (g) there shall be a default in respect of any Debt of the Company or any of its Subsidiaries in an aggregate principal amount in excess of $5,000,000 whether such Debt now exists or shall hereafter be created (excluding the Notes) if such default results in acceleration of the maturity of such Debt; or the Company or any of its Subsidiaries shall fail to pay at maturity any such Debt whether such Debt now exists or shall hereafter be created; or

     (h) a final judgment for the payment of money which exceeds $5,000,000 shall be rendered against the Company or any of its Subsidiaries by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after such judgment becomes final; or

     (i) any of the Financing Documents shall for any reason fail to constitute the legal, valid and binding agreement of the Company or any Guarantor, as the case may be, or any such Person shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or

     (j) any of the following events, to the extent that such events, singly or in the aggregate, could reasonably be expected to give rise to a liability of the Company, any Subsidiary or any ERISA Affiliate in excess of $1,000,000: (i) the Company, any Subsidiary or any ERISA Affiliate shall fail to pay when due any amount or amounts, which such entity shall have become liable to pay under Title IV of ERISA; (ii) notice of intent to terminate a Qualified Plan shall be filed under Title IV of ERISA by the administrator of any Plan, the Company, any Subsidiary, any ERISA Affiliate or any combination of the foregoing; (iii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, impose liability (other than for premiums due under Section 4007 of ERISA and not in default) in respect of or cause a trustee to be appointed to administer, any Plan; (iv) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Qualified Plan be terminated; or (v) the

Company, any Subsidiary or any ERISA Affiliate shall incur a partial or complete withdrawal from a Multiemployer Plan;

then, and in each and every such case (other than under clauses (e) and (f) with respect to the Company), unless the principal of all the Notes shall have already become due and payable, the Majority Holders (or, if at such time the Purchaser no longer holds at least 50% of the aggregate outstanding principal amount of the Notes, Holders of at least 33 1/3% of the aggregate outstanding principal amount of the Notes), by notice in writing to the Company and the agent bank under the Senior Credit Facilities, may declare the entire principal amount of the Notes together with accrued interest thereon to be immediately due and payable; provided that for so long as the Senior Credit Facilities are in
              --------
effect, such acceleration shall not become effective until the earlier of (i) five Business Days after the notice of acceleration is given to the Administrative Agent (as defined in the Senior Credit Agreement) or (ii) the date on which the Designated Senior Debt is accelerated. If an Event of Default specified in clauses (e) or (f) occurs, the principal of and accrued interest on the Notes will be immediately due and payable without any notice, declaration or other act on the part of the Holders. The Majority Holders may annul any such notice of acceleration or past Defaults (other than monetary Defaults not yet cured) by delivering a notice of annulment to the Company and the Administrative Agent (as defined in the Senior Credit Agreement).

                                   ARTICLE 8.
                             LIMITATION ON TRANSFERS

     Section 8.01. RESTRICTIONS ON TRANSFER. From and after the Issuance Date, none of the Notes shall be transferable except upon the conditions specified in Sections 8.02 and 8.03, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Notes or any interest therein. The Purchaser will cause any proposed transferee of any Notes (or any interest therein) held by it to agree to take and hold such Notes (or any interest therein) subject to the provisions and upon the conditions specified in this Section 8.01 and in Sections 8.02 and 8.03.

     Section 8.02. RESTRICTIVE LEGENDS.

     (a) Each Note issued to the Purchaser or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 8.02(b) or Section 8.03) include a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THEN ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON

          TRANSFER SET FORTH IN THE SECURITIES  PURCHASE
          AGREEMENT DATED AS OF NOVEMBER 25, 1998, A COPY OF
          WHICH MAY BE OBTAINED  FROM THE ISSUER OF THIS
          SECURITY AT ITS PRINCIPAL EXECUTIVE OFFICE.

     (b) Any Holders of Notes registered pursuant to the Securities Act and qualified under applicable state securities laws may exchange such Notes on transfer for new securities that shall not bear the legend set forth in paragraph (a) of this Section 8.02.

     Section 8.03. NOTICE OF PROPOSED TRANSFERS.

     (a) Five Business Days prior to any proposed Transfer (other than Transfers of Notes (i) registered under the Securities Act, (ii) to an Affiliate of the Purchaser or a general partnership in which the Purchaser or any of its Affiliates is one of the general partners or (iii) to be made in reliance on Rule 144A under the Securities Act ("Rule 144A")) of any Notes, the holder thereof shall give written notice to the Company of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer, and shall be accompanied by (i) an opinion of counsel reasonably satisfactory to the Company addressed to the Company to the effect that the proposed Transfer of such Notes may be effected without registration under the Securities Act, (ii) such representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and (iii) such letters in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement. Such proposed Transfer may be effected only if the Company shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Notes shall be entitled to Transfer such Notes in accordance with the terms of the notice delivered by the holder to the Company. Each Note transferred as above provided shall bear the legend set forth in Section 8.02(a) except that such Note shall not bear such legend if the opinion of counsel referred to above is to the further effect that neither such legend nor the restrictions on Transfer in Sections 8.01 through 8.03 are required in order to ensure compliance with the provisions of the Securities Act.

     (b) Five Business Days prior to any proposed Transfer of any Notes to be made in reliance on Rule 144A, the holder thereof shall give written notice to the Company of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer and certifying that such Transfer will be made (i) in full compliance with Rule 144A and (ii) to a transferee that (A) such holder reasonably believes to be a "qualified institutional buyer" within the meaning of Rule 144A and (B) is aware that such Transfer will be made in reliance on Rule 144A. Such proposed Transfer may be made only if the Company shall have received such notice of transfer, whereupon the holder of such Notes shall be entitled to Transfer such Notes in accordance with the terms of the notice delivered by the holder to the Company. Each Note transferred as above provided shall bear the legend set forth in Section 8.02(a).

     (c) Any term or provision hereof to the contrary notwithstanding, in no event may any Note be transferred to a Competitor, unless such Note has been registered pursuant to the Securities Act, has been transferred in reliance on Rule 144A under the Securities Act or the transferor thereof has received the prior written approval of the Company.

                                   ARTICLE 9.
                                  SUBORDINATION

     Section 9.01. NOTES SUBORDINATED TO SENIOR DEBT. The Company for itself and its successors, and each Holder, by its acceptance of the Notes, agrees that the payment of the principal amount of the Notes, premium (if any) and interest thereon, any obligation to redeem or repurchase Notes, Warrants or Warrant Shares pursuant to any Financing Documents, and any claim for rescission or damages in respect thereof under any applicable law (the "Subordinated Obligations") by the Company is subordinated, to the extent and in the manner provided in this Article 9, to the prior payment in full in cash or cash equivalents of all Senior Debt (whether outstanding on the date hereof or
hereafter  created,  incurred,  assumed  or  guaranteed);   provided,  that  the
                                                            --------
provisions of this Article 9 do not apply to, and the Notes are not subordinated in respect of, the proceeds of the Permanent Financing. This Article 9 will constitute a continuing offer to all Persons who, in reliance upon its provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders from time to time of Senior Debt, and such holders are made obligees under this Article 9 and they and/or each of them may enforce its provisions.

     Section 9.02. NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

     (a) No payment will be made on account of the Subordinated Obligations, or to acquire any of the Notes, Warrants or Warrant Shares for cash, property or securities, or on account of the redemption provisions of the Notes, Warrants or Warrant Shares or upon the occurrence of a Change of Control, (x) upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, unless and until all such Senior Debt shall first be paid in full in cash or cash equivalents or provided for in cash or cash equivalents or provision for the payment in full in cash or cash equivalents have been made with respect thereto, in each case, in a manner satisfactory to the holders of Senior Debt or (y) in the event that the Company defaults in the payment of any principal of or interest on or any other amounts payable on or due in connection with any Senior Debt when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such default has been cured or waived in writing.

     (b) Upon the occurrence of any event of default (or if an event of default would result upon any payment with respect to the Subordinated Obligations) with respect to any Designated Senior Debt, as such event of default is defined in the instruments evidencing such Designated Senior Debt or under which it is outstanding, permitting the holders to accelerate its maturity (if the default is other than default in payment of the principal of or interest on or any other amount due in connection with such Designated Senior Debt), upon written notice of the event of default given to the Company by the holders of such Designated Senior Debt (or their agent or representative), then, unless and until such event of default has been cured or waived in writing, no payment will be made by the Company with respect to the Subordinated Obligations or to acquire any of the Notes, Warrants or Warrant Shares for cash, property or securities or on account of the redemption provisions of the Notes, Warrants or Warrant Shares; provided, that the foregoing will not prevent the making of any payment for a period of more than 179 days after the date the written notice of the default is given unless such Designated Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety within that period, and that declaration has not been rescinded. If such Designated Senior Debt is not declared due and payable within 179 days after the written notice of the default is given, promptly after the end of the 179-day period the Company will pay all sums not paid during the 179-day period because of this paragraph (b) unless paragraph (a) above is then applicable. During any period of 360 consecutive days only one such period during which payment of principal of, or interest on, the Notes may not be made may commence and the duration of such period may not exceed 179 days.

     (c) If any payment or distribution of assets of the Company is received by any Holder in respect of the Subordinated Obligations at a time when that payment or distribution should not have been made because of subsection (a) or
(b) above, such payment or distribution will be received and held in trust for and will be paid over to the holders of Senior Debt which is due and payable and remains unpaid or unprovided for (pro rata as to each of such holders on the basis of the respective amounts of such Senior Debt which is due and payable) until all such Senior Debt has been paid in full in cash or cash equivalents or provided for in cash or cash equivalents, in each case, in a manner satisfactory to the holders of Senior Debt, after giving effect to any concurrent cash payment or distribution or provision therefor to the holders of such Senior Debt.

     Section 9.03. NOTES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION.

     (a) Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership or similar proceeding related to the Company or its property or upon an assignment for the benefit of creditors, any marshaling of the Company's assets or liabilities, or otherwise):

          (i) the holders of all Senior Debt will first be entitled to receive payment in full in cash or cash equivalents or provision for payment in full in cash or cash equivalents in a manner satisfactory to the holders of Senior Debt of the principal of and interest on Senior Debt and other amounts due in connection with Senior Debt (including interest accruing subsequent to an event specified in Sections 7.01(e) and (f) (or which would have accrued but for the occurrence of such event) at the rate provided for in the documents governing such Senior Debt, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the United States

     Code), before the Holders are entitled to receive any payment on account of the principal of, premium (if any) or interest on the Notes;

          (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders would be entitled except for the provisions of this Section 9.03 will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of Senior Debt or their representatives to the extent necessary to make payment in full in cash or cash equivalents or provision for payment in full in cash or cash equivalents in a manner satisfactory to the holders of Senior Debt of all Senior Debt remaining unpaid, after giving effect to any concurrent cash payment or distribution or provision therefor to the holders of such Senior Debt; and

          (iii) if, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities is received by the Holders on account of the Subordinated Obligations before all Senior Debt is paid in full in cash or cash equivalents or provided for in cash or cash equivalents in a manner satisfactory to the holders of Senior Debt, such payment or distribution will be received and held in trust for and will be paid over to the holders of the Senior Debt remaining so unpaid or unprovided for or their representatives for application to the payment of such Senior Debt until all such Senior Debt has been paid in full in cash or cash equivalents or provided for in cash or cash equivalents in a manner satisfactory to the holders of Senior Debt, after giving effect to any concurrent cash payment or distribution or provision therefor to the holders of such Senior Debt.

     (b) The Company will give prompt written notice to the Holders of any dissolution, winding up, liquidation or reorganization of it or any assignment for the benefit of its creditors and of any event of default in respect of any Senior Debt.

     (c) For purposes of this Section 9.03, (i) "distribution" and "payment" with respect to the Company or its assets include payments, distributions and other transfers of assets by or on behalf of the Company from any source, of any kind or character, whether direct or indirect, by set-off or otherwise, whether in cash, property or securities, (ii) "payment on the account of the Subordinated Obligations" shall not include the Warrants, any shares issued upon exercise of the Warrants or any sale or transfer of any of the foregoing (other than a repurchase or redemption of any such Warrants or shares by the Company) or any payment made with the proceeds of the Permanent Financing and (iii) "cash equivalents" means Cash Equivalents described in clause (a) of the definition thereof.

     Section 9.04. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR DEBT. Following the payment in full in cash or cash equivalents or provision for payment in full in cash or cash equivalents in a manner satisfactory to the holders of Senior Debt of all Senior Debt, the Holders will be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Notes have been paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Debt by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article 9 which otherwise would have been made to the Holders will, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article 9 are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

     Section 9.05. OBLIGATIONS OF THE COMPANY UNCONDITIONAL. Nothing contained in this Article 9 or elsewhere in the Notes is intended to or will impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holders the Subordinated Obligations as and when they become due and payable in accordance with their terms, or is intended to or will affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor will anything herein or therein prevent any Holder from exercising all remedies otherwise permitted by applicable law upon default under the Notes, subject to the rights if any, under this Article 9 of the holders of Senior Debt.

     Section 9.06. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Article 9, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security or guaranty therefor or thereof, and release, sell or exchange such security, exercise or refrain from exercising any rights against the Company, any of its Subsidiaries or any other Person, and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the document or the Holders. No amendment to these provisions will be effective against the holders of the Senior Debt who have not consented thereto in writing.

     Section 9.07. NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of the Subordinated Obligations by reason of any provision of this Article 9 will not be construed as preventing the occurrence of an Event of Default.

     Section 9.08. MISCELLANEOUS. Each Holder hereby authorizes and expressly directs the Purchaser on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Section and appoints the Purchaser its attorney-in-fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or any similar remedy or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of the Subordinated Obligations in the form required in said proceedings and causing said claim to be approved. If the Purchaser does not file proper claim or proof of debt in the form required in such proceeding prior to the 30th day before expiration of the time to file such claim or claims, then the holders of the Senior Debt are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders. In the event of such proceeding, until the Senior Debt is paid in full in cash or cash equivalents, without the consent of the holders of a majority in principal amount of the Senior Debt, no Holder shall waive, settle or compromise any such claim or claims relating to the Subordinated Obligations that such Holder may now or hereafter have against the Company.


                                   ARTICLE 10.
                                   GUARANTEES

     Section 10.01. GUARANTEES.

     (a) Subject to Section 10.03, each of the Guarantors jointly and severally unconditionally guarantees to each Holder, irrespective of the validity and enforceability of the other provisions of this Agreement, or of the Financing Documents, the Notes and the obligations of the Company hereunder or thereunder, that: (i) the principal of, premium (if any) and interest on the Notes shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and (to the extent permitted by law) interest on the overdue principal of, premium (if any) and interest on the Notes (including all reasonable costs of collection and enforcement thereof and interest thereon which would be owing by the Company but for the effect of any bankruptcy law, if any), and all other obligations of the Company to the Holders under this Agreement, the Financing Documents and the Notes shall be promptly paid in full when due or performed, all in accordance with the terms of this Agreement, the Financing Documents and the Notes; and (ii) in case of any extension of time of payment or renewal of any Notes, or the issuance of any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with their terms whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, the Guarantors shall be jointly and severally and unconditionally obligated to pay the same immediately whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 7.01. Each Guarantor agrees that this is a continuing guarantee of payment and not merely a guarantee of collection.

     (b) The Guarantors hereby agree that, subject to Section 10.03, their obligations hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under this Agreement, the Financing Documents or the Notes, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any other provisions of this Agreement, or to the Financing Documents or the Notes without the consent of the Guarantors;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for, or any other guarantee of, any of the obligations guaranteed by this Article 10;

          (iv) any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in this Agreement, the Financing Documents or the Notes;

          (v) the existence of any claim, set-off or other rights which any Guarantor may have at any time against the Company or any other Person, whether in connection herewith or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Company for any reason of this Agreement, the Financing Documents or the Notes, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on the Notes or any other amount payable by it under this Agreement, the Financing Documents or the Notes;

          (vii) any other act or omission to act or delay of any kind by the Company or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder; or

          (viii) any issuance of PIK Notes pursuant to Section 2.05(c).

     (c) Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that, subject to this Article 10, this Guarantee shall not be discharged except by complete performance of all obligations on and with respect to the Notes, this Agreement and the Financing Documents.

     (d) If any Holder is required by any court or otherwise to return to the Company or any of the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or any of the Guarantors, any amount paid to such Holder, this Guarantee, to the extent of the amount so returned, shall be reinstated in full force and effect.

     (e) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 7.01 notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and

(y) in the event of any declaration of acceleration of such obligations as provided in Section 7.01, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

     Section 10.02. SUBORDINATION OF GUARANTEES. The obligations of each Guarantor under its Guarantee pursuant to this Article 10 are junior and subordinated to any Senior Debt owed by such Guarantor (including all guarantees by such Guarantor of any Senior Debt) on the same basis as the Notes are junior and subordinate to such Senior Debt under Article 9 (it being understood that delivery of any notice to the Company pursuant to Section 9.02(b) shall constitute notice to each Guarantor hereunder),

     Section 10.03. LIMITATION ON GUARANTOR LIABILITY. Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guarantee. To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guarantee, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent transfer or conveyance.

     Section 10.04. CONSOLIDATION OR MERGER OF GUARANTORS. No Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Guarantor unless such corporation, person or entity is the Company or a Guarantor.

                                   ARTICLE 11.
                                  MISCELLANEOUS

     Section 11.01. NOTICES. All notices, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereinafter specify for the purpose. Each such notice, demand or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified on the signature page hereof and electronic confirmation thereof is received, or (ii) if given by overnight courier, addressed as aforesaid or by any other means, when delivered at the address specified in this Section.

     Section 11.02. NO WAIVERS; AMENDMENTS.

     (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise.

     (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Majority Holders; provided, that without the
                                                    --------
consent of each Holder of any Note affected thereby, an amendment, supplement or waiver may not (a) reduce the aggregate principal amount of Notes whose Holders must consent to an amendment, supplement or waiver, (b) reduce the rate or extend the time for payment of interest on any Note, (c) reduce the principal amount of or extend the stated maturity of any Note or (d) make any Note payable in money or property other than as stated in the Notes. In determining whether the Holders of the requisite principal amount of Notes have concurred in any direction, consent or waiver as provided in this Agreement or in the Notes, Notes which are owned by the Company or any other obligor on or guarantor of the Notes, or by any Person controlling, controlled by, or under common control with any of the foregoing, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and provided, further, that no such
                                               --------   -------
amendment, supplement or waiver which affects the rights of the Purchaser and its Affiliates otherwise than solely in their capacities as Holders of Notes shall be effective with respect to them without their prior written consent.

     Section 11.03. INDEMNIFICATION.

     (a) The Company (the "Indemnifying Party") agrees to indemnify and hold harmless the Purchaser, its Affiliates, and each Person, if any, who controls the Purchaser, or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (a "Controlling Person"), and the respective partners, agents, employees, officers and directors of the Purchaser, its Affiliates and any such Controlling Person (each an "Indemnified Party," and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnified Party is a party thereto) arising out of, or in connection with any activities contemplated by this Agreement or any other services rendered in connection herewith, including, but not limited to, losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement or any alleged untrue statement of a material fact or any omission or any alleged omission to state a material fact in any of the disclosure or offering or confidential information documents (the "Disclosure Documents") pertaining to any of the transactions or proposed transactions contemplated herein, including any eventual refinancing or resale of the Notes; provided, that the Indemnifying Party will not be responsible for any claims,
--------
liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result solely from such Indemnified Party's gross negligence, willful misconduct or bad faith. The Indemnifying Party also agrees that

(i) no Purchaser shall have liability (except for breach of provisions of this Agreement) for claims, liabilities, damages, losses or expenses, including legal fees, incurred by the Indemnifying Party in connection with this Agreement, unless they are determined by final judgment of a court of competent jurisdiction to result from the Purchaser's gross negligence, willful misconduct or bad faith and (ii) no Purchaser shall in any event have any liability to the Company on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of or in connection with, or as a result of this Agreement.

     (b) If any action shall be brought against an Indemnified Party with respect to which indemnity may be sought against the Indemnifying Party under this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall, if requested by such Indemnified Party or if the Indemnifying Party desires to do so, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Indemnifying Party shall not affect any obligations the Indemnifying Party may have to such Indemnified Party under this Agreement or otherwise unless the Indemnifying Party is materially adversely affected by such failure. Such Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless: (i) the Indemnifying Party has failed to assume the defense and employ counsel reasonably satisfactory to such Indemnified Party or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party, in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, provided, however, that the Indemnifying Party shall not, in connection with any
--------  -------
one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel shall be designated by the Purchaser. The Indemnifying Party shall not be liable for any settlement of any such action effected without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld) and the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reasons of settlement of any action effected with the consent of the Indemnifying Party. In addition, the Indemnifying Party will not, without the prior written consent of the Purchaser, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of the Purchaser and the other Indemnified Parties, reasonably satisfactory in form and substance to the Purchaser, from all liability arising out of such action, claim, suit or proceeding.

     (c) If for any reason the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying the Indemnified Party, the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and by the Purchaser on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Purchaser on the other, but also the relative fault of the Indemnifying Party and the Purchaser as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 11.03, the aggregate contribution of all Indemnified Parties shall not exceed the amount of fees actually received by the Purchaser pursuant to this Agreement. It is hereby further agreed that the relative benefits to the Indemnifying Party on the one hand and the Purchaser on the other with respect to the transactions contemplated hereby shall be deemed to be in the same proportion as (i) the aggregate principal amount of Notes issued by the Company bears to (ii) the fees actually received by the Purchaser pursuant to this Agreement. The relative fault of the Indemnifying Party on the one hand and the Purchaser on the other with respect to the transactions contemplated hereby shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Indemnified Party shall have any liability to the Indemnifying Party or any other Person in connection with the services rendered pursuant to the Commitment except for the liability for claims, liabilities, losses or damages finally determined by a court of competent jurisdiction to be due to such Indemnified Party's willful misconduct, or gross negligence. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (d) The indemnification, contribution and expense reimbursement obligations set forth in this Section 11.03 (i) shall be in addition to any liability the Indemnifying Party may have to any Indemnified Party at common law or otherwise,
(ii) shall survive the termination of this Agreement and the payment in full of the Notes and (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any other Indemnified Party.

     Section 11.04. EXPENSES. The Company agrees to pay all reasonable out-of-pocket costs, expenses and other payments in connection with the purchase and sale of the Notes, the Warrants and the Warrant Shares as contemplated by this Agreement and the other Financing Documents, including without limitation
(i) reasonable fees and disbursements of special counsel and any local counsel for the Purchaser incurred in connection with the preparation of this Agreement and the other Financing Documents, (ii) all reasonable out-of-pocket expenses of the Purchaser, including reasonable fees and disbursements of counsel, in connection with any waiver or consent hereunder or any amendment hereof or thereof or any Default or alleged Default hereunder and (iii) if an

Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Purchaser and each Holder of Notes, including reasonable fees and disbursements of a single counsel (which counsel shall be selected by the Purchaser if the Purchaser is a Holder of Notes when such Event of Default occurs), in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     Section 11.05. PAYMENT. The Company agrees that, so long as the Purchaser shall own any Notes purchased by it from the Company hereunder, the Company will make payments to the Purchaser of all amounts due thereon by wire transfer by 1:00 P.M. (New York City time) on the date of payment to such account as is specified beneath the Purchaser's name on the signature page hereof or to such other account or in such other similar manner as the Purchaser may designate to the Company in writing.

     Section 11.06. CONFIDENTIALITY. The Purchaser shall not use confidential information obtained from the Company by virtue of the transactions contemplated by this Agreement or their other relationships with the Company in connection with the performance by the Purchaser of services for other companies, and the Purchaser shall not furnish any such information to other companies. The
Purchaser has no obligation to use in connection with the transactions contemplated by this Agreement, or to furnish to the Company, confidential information obtained from other companies.

     Section 11.07. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Purchaser, the holders of the Senior Debt and their respective successors and assigns; provided that the
                                                              --------
Company may not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Majority Holders. All provisions hereunder purporting to give rights to the Purchaser and its Affiliates, or to Holders are for the express benefit of such Persons.

     Section 11.08. BROKERS. The Company represents and warrants that, except for CIBC Oppenheimer Corp., it has not employed any broker, finder, financial advisor or investment banker who might be entitled to any brokerage, finder's or other fee or commission in connection with the SuperGraphics Acquisition or the sale of the Notes.

     Section 11.09. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A

COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 11.10. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 11.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 11.12. SURVIVAL. Any term or provision hereof to the contrary notwithstanding, Sections 6.01 and 6.06 shall survive the termination of this Agreement and the payment in full of the Notes until the sale by the Purchaser (or its Affiliates) of all of its (or their) Warrants and Warrant Shares.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executedby their respective authorized officers, as of the date first above written.

                                         COMPANY:
                                         --------

                                         UNIDIGITAL INC.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer



                                         GUARANTORS:
                                         ----------

                                         UNIDIGITAL ELEMENTS (NY), INC.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer

                                         UNIDIGITAL ELEMENTS (SF), INC.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer



                                         UNISON (NY), INC.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer

                                         UNISON (MA), INC.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer



                                         MEGA ART CORP.


                                         By: /s/ William E. Dye
                                            ------------------------------------
                                            Name: William E. Dye
                                            Title: Chief Executive Officer

                                         Address for Notices:

                                         Unidigital Inc.
                                         229 West 28th Street
                                         New York, NY 10001
                                         Telecopier: (212) 244-7815

                                         Attention:   William E. Dye
                                                      Chief Executive Officer

                                         PURCHASER:

                                         CIBC WOOD GUNDY CAPITAL CORP.


                                         By: /s/ Richard White
                                            ------------------------------------
                                            Name: Richard White
                                            Title:   Managing Director

                                         Address for Notices:

                                         CIBC Wood Gundy Capital Corp.
                                         425 Lexington Avenue, 9th Floor
                                         New York, NY 10017
                                         Telecopier: 212-697-1544

                                         Attention: Richard White

                                         Wiring Instructions:
                                         CIBC Wood Gundy Capital Corp.
                                         ABA# 021-000-018
                                         The Bank of New York
                                         A/C# 890-0331-046
                                         FCT# 550-00-000-01